                                                                               .
                                                                               .
                                                                               .

                                                                    Exhibit 10.3

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

------------------------------------------------------------------------------------------------------------------------------------
         AWARD/CONTRACT                1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)              RATING   PAGE OF PAGES
                                                                                                              DO       1       17
------------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.   3. EFFECTIVE DATE          4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

                                          [see block 20c.]           02PR02408-00
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY           CODE   N00014                              7. ADMINISTERED BY (If other than Item 5)            CODE   S3915A

   OFFICE OF NAVAL RESEARCH                                          DCM PHILADELPHIA
   ONR 254, Cheryl De Lisle (703) 696-2571                           PO BOX 11427
   BALLSTON TOWER ONE                                                700 ROBBINS AVENUE, DLDG 4A
   800 NORTH QUINCY STREET                                           PHILADELPHIA, PA 19111-0427
   ARLINGTON, VA 22217-5660
------------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)       8. DELIVERY

   OCEAN POWER TECHNOLOGIES INC.                                                                SEE SECTION F OF SCHEDULE
   1590 REED ROAD                                                                  [ ]  FOB ORIGIN           [ ]   OTHER (See below)
   PENNINGTON, NJ 08534                                                            -------------------------------------------------
                                                                                   9. DISCOUNT FOR PROMPT PAYMENT
                                                                                      N.A.
                                                                                   -------------------------------------------------
                                                                                   10. SUBMIT INVOICES (4 copies        ITEM
--------------------------------------------------------------------------------   unless otherwise specified) TO THE
CODE   04EP7           FACILITY CODE                                               ADDRESS SHOWN IN (see Section G)
------------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR   CODE   N00014                              12. PAYMENT WILL BE MADE BY                    CODE   SC1018
    OFFICE OF NAVAL RESEARCH                                          DFAS Columbus Center/CO Dominion Division
    ONR 334, PAULA FURMAN (703) 527-2636                              PO Box 182041
    800 NORTH QUINCY ST., BCT 1                                       Columbus, OH 43218-2041
    ARLINGTON, VA 22217
------------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION      14. ACCOUNTING AND APPROPRIATION DATA

   [ ] 10 U.S.C. 2304(c) (     )   [ ] 41 U.S.C. 253(c) (     )      See Attached Financial Accounting Data Sheet(s)
------------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.     15B. SUPPLIES/SERVICES             15C. QUANTITY       15D. UNIT       15E. UNIT PRICE       15F. AMOUNT

                       SEE SECTION B OF SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                                                  15. G TOTAL AMOUNT OF CONTRACT   $ SEE SECTION B OF SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                                        16. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
([X])   SEC.   DESCRIPTION                             PAGE(S)   ([X])   SEC.   DESCRIPTION                                  PAGE(S)
-----   ----   -------------------------------------   -------   -----   ----   ------------------------------------------   -------
                      PART I - THE SCHEDULE                            PART II  - CONTRACT CLAUSES
 [X]      A    SOLICITATION/CONTRACT FORM                 1       [X]      I      CONTRACT CLAUSES                               7
 [X]      B    SUPPLIES OR SERVICES AND PRICES/COSTS      2            PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
 [X]      C    DESCRIPTION/SPECS./WORK STATEMENT          2       [X]      J      LIST OF ATTACHMENTS                            4
 [X]      D    PACKAGING AND MARKING                      2            PART IV  - REPRESENTATIONS AND INSTRUCTIONS
 [X]      E    INSPECTION AND ACCEPTANCE                  2       [X]      K      REPRESENTATIONS, CERTIFICATIONS AND OTHER     17
                                                                                  STATEMENTS OF OFFERORS
 [X]      F    DELIVERIES OR PERFORMANCE                  3                L      INSTRS., CONDS., AND NOTICES TO OFFERORS   Deleted
 [X]      G    CONTRACT ADMINISTRATION DATA               3                M      EVALUATION FACTORS FOR AWARD               Deleted
 [X]      H    SPECIAL CONTRACT REQUIREMENTS              5

Contract Number: N00014-02-C-0053

                                    CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is           18. [X] AWARD (Contractor is not required to sign this document.)
        required to sign this document                                     Your offer on Solicitation.
and return 2 copies to issuing office.) Contractor agrees to       -----------------------------------------------------------------
furnish and deliver all items or perform all the services set      Number ________, including the additions or changes made by you
forth or otherwise identified above and on any continuation        which additions or changes are set forth in full above, is hereby
sheets for the consideration stated herein. The rights and         accepted as to the items listed above and on any continuation
obligations of the parties to this contract shall be subject to    sheets. This award consummates the contract which consists of the
and governed by the following documents: (a) this                  following documents: (a) the Government's solicitation and your
award/contract, (b) the solicitation, if any, and (c) such         offer, and (b) this award/contract. No further contractual
provisions, representations, certifications, and specifications,   document is necessary.
as are attached or incorporated by reference herein.
(Attachments are listed herein.)
------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                      20A. NAME OF CONTRACTING OFFICER


/s/ Charles F. Dunleavy, CFO
-------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR          19C. DATE SIGNED                  20B. UNITED STATES OF AMERICA            20C. DATE SIGNED

Ocean Power Technologies, Inc.   2/8/2002                                                                   2/11/02


By: /s/ Charles F. Dunleavy                                        By: /s/ illegible
    --------------------------                                         ----------------------------------
    (Signature of person                                               (Signature of Contracting Officer)
    authorized to sign)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                                                                    STANDARD FORM 26 (Rev. 4-85)
PREVIOUS EDITION UNUSABLE                                                                               Prescribed by GSA
NAVONR OVERPRINT (4-85)                                                                                 FAR (48 CFR) 53.214(a)

Contract Number: N00014-02-C-0053

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

                                                         ESTIMATED    FIXED     TOTAL ESTIMATED
ITEM NO.                SUPPLIES/SERVICES                   COST       FEE     COST & FIXED FEE
--------                -----------------                ---------   -------   ----------------
0001       The Contractor shall furnish the necessary    $   [**]    $  [**]     $2,399,893.00
           personnel and facilities to conduct fee
           research effort as described in Section C.
0002       Reports and Data in accordance with Exhibit                                     NSP
           A (DD Form 1423)
0003       Option 1, Wave Tank Test 2; Validate          $ 99,850      5,991     $  105,841.00
           Numerical Models
0004       Option 2, On-Going Ocean Test-Continue        $107,979      6,479     $  114,458.00
           Monitoring
0005       Option 3, Complete System Removal             $195,719     11,743     $  207,462.00
                                                         --------    -------     -------------
TOTAL ESTIMATED CONTRACT CONSIDERATION:                  $   [**]    $  [**]     $2,399,893.00
                                                         ========    =======     =============

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

1. The Contractor shall conduct research in accordance with the proposal described below which was submitted by the Contractor in response to the Department of Defense Program Solicitation Number, Phase III Small Business Innovation (SBIR) Program.

     Topic Number: N95-074

     Title Proposed by Firm: Ocean Power Technology

     Date: 19 Oct 01

2. The Statement of Work is provided as attachment 1.

SECTION D - PACKAGING AND MARKING

Preservation, packaging, packing and marking of all deliverable contract line items shall conform to normal commercial packing standards to assure safe delivery at destination.

Contract Number: N00014-02-C-0053

SECTION E - INSPECTION AND ACCEPTANCE

Inspection and acceptance of the final delivery under this contract will be accomplished by the Program Officer designated in Section F of this contract, who shall have at least thirty (30) days after contractual delivery for acceptance.

SECTION F - DELIVERIES OR PERFORMANCE

1. The research effort performed under this contract shall be conducted during the period from the effective date of award through 27 months thereafter. A final report will be prepared, submitted, reproduced and distributed by sixty days thereafter unless the contract is extended, in which case, the final report will be prepared in accordance with the terms of such extension.

     a. Item No. 0002 of Section B (Reports and Data) shall be delivered within the time periods stated in Exhibit A, F.O.B. Destination.

2. Distribution, consignment and marking instructions for all contract line items shall be in accordance with Attachment Number 1 and the following:

          Program Officer
          Office of Naval Research
          Ballston Tower One
          800 North Quincy Street
          Arlington, Virginia 22217-5660

     Attn: Paula Furman, Code 334, Telephone (703) 588-1077
     Ref: Contract N00014-02-C-0053

SECTION G - CONTRACT ADMINISTRATION DATA

1. NAPS 5252.232-9001 SUBMISSION OF INVOICES (COST REIMBURSEMENT,
TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE) (JUL 1992)

     (a) "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

     (b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and 4 copies, to the contract auditor* at the following address:

               Audit Agency Name: Defense Contract Audit Agency

               Address: Southern New Jersey Branch Office
               10 Melrose Avenue, Suite 200
               Cherry Hill, NJ

Contract Number: N00014-02-C-0053

               Telephone: (609) 520-8850

unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to the Program Officer identified in Section F.2a of this contract. Following verification, the contract auditor* will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

     (c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than 30 calendar days between performance and submission of an interim payment invoice.

     (d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

          (1)  Contract line item number (CLIN)

          (2)  Subline item number (SLIN)

          (3)  Accounting Classification Reference Number (ACRN)

          (4)  Payment terms

          (5)  Procuring activity

          (6)  Date supplies provided or services performed

          (7)  Costs incurred and allowable under the contract

          (8) Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided.

     (e) A DD Form 250, "Material Inspection and Receiving Report",

               [ ] is required with each invoice submittal.
               [X] is required only with the final Invoice.
               [ ] is not required.

     (f) A Certificate of Performance

               [X] shall be provided with each invoice submittal.
               [ ] is not required

     (g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

     (h) Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

Contract Number: N00014-02-C-0053

     "[X]" In contracts with the Canadian Commercial Corporation, substitute "Administrative Contracting Officer" for "contract auditor".

     "[X]" Check appropriate requirements.

2. Submission of Invoices Direct to Payment Office

     a. Pursuant to DFARS 242.803(b)I)(C), if the cognizant Government auditor has notified the contractor of its authorization to do so, the contractor may submit interim vouchers under this contract direct to the payment office shown in Block 12 of SF-26 instead of to the address shown in subparagraph (b) of section G.1 above.

     b. Such authorization does not extend to the first and final vouchers. The contractor shall continue to submit first vouchers to the cognizant auditor shown in subparagraph (b) of section G.1. above. The final voucher shall be submitted to the Administrative Contracting Officer (SF-26 block 6) with a copy to the cognizant auditor.

3. Method of Payment

As consideration for the proper performance of the work and services required under this contract, the Contractor shall be paid as follows:

     a. Costs, as provided for under the contract clause entitled "Allowable Cost and Payment," not to exceed the amount set forth as "Estimated Cost" in Section B, subject to the contract clause entitled "Limitation of Cost" or "Limitation of Funds" whichever is applicable.

     b. A fixed fee in the amount set forth as "Fixed Fee" in Section B, in accordance with the contract clause entitled "Fixed Fee", which shall be paid upon completion of the work and services required under this contract and upon final acceptance by the Contracting Officer; however, the Contractor may bill on each voucher the amount of the fee bearing the same percentage to the total fixed fee as the amount of cost billed bears to the total estimated cost.

4. Procuring Office Representatives

     a. In order to expedite administration of this contract, the Administrative Contracting Officer should direct inquiries to the appropriate office listed below. Please do not direct routine inquiries to the person listed in Item 20A on Standard Form 26.

     Contract Negotiator - Ms. Cheryl J. De Lisle, ONR 254, (703) 696-2571 -, DSN 426-2571, E-mail Address: cheryl_delisle@onr.navy.mil

     Inspection and Acceptance - Ms. Paula Furman,, ONR334, (703) 588-1077-, DSN 426-1077, E-mail Address: FurmanP@ONR.NAVY.MIL

     Security Matters - Ms. Jennifer Ramsey, ONR 43, (703) 696-4618, DSN
     426-4618

     Patent Matters - Mr. Tom McDonnell, ONR 00CC, (703) 696-4000, DSN 426-4000.

     b. The Administrative Contracting Officer will forward invention disclosures and reports directly to Corporate Counsel (Code 00CC), Office of Naval Research, Department of the Navy,

Contract Number: N00014-02-C-0053

Arlington, Virginia 22217-5660. The Corporate Counsel will return the reports along with a recommendation to the Administrative Contracting Officer. The Corporate Counsel will represent the Contracting Officer with regard to invention reporting matters arising under this contract.

5. Type of Contract

This is a cost-plus-fixed-fee completion contract.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

1. ONR 5252.235-9714 REPORT PREPARATION (DEC 1988)

Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI Z39.18, Scientific and Technical Reports:
Organization, Preparation and Production.

[NOTE: ANSI Z39.18 may be obtained from NISO Press Fulfillment Center, P.O. Box 451, Annapolis Junction, MD 20701-0451. Telephone Toll-Free: 1-877-736-6476, access via the web: www.niso.org]

2. INVENTION DISCLOSURES AND REPORTS

The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of this contract to the Administrative Contracting Officer.

3. ONR 5252.210-9708 METRICATION REQUIREMENTS (DEC 1988)

     (a) All scientific and technical reports delivered pursuant to the terms of this contract shall identify units of measurement in accordance with the International System of Units (SI) commonly referred to as the "Metric System". Conversion to U.S. customary units may also be given where additional clarity is deemed necessary. Guidance for application of the metric system is contained in the American Society of Testing Materials document entitled "Standard Practice for Use of the International System of Units (The Modernized Metric System)" (ASTM Designation E380-89A).

     (b) This provision also applies to journal article preprints, reprints, commercially published books or chapters of books, theses or dissertations submitted in lieu of a scientific and/or technical report.

4. ONR 5252.242-9718 TECHNICAL DIRECTION (DEC 1988)

     (a) Performance of the work hereunder is subject to the technical direction of the Program Officer/COTR designated in this contract, or duly authorized representative. For the purposes of this clause, technical direction includes the following:

          (1) Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work;

Contract Number: N00014-02-C-0053

          (2) Guidelines to the Contractor which assist in the interpretation of drawings, specifications or technical portions of the work description.

     (b) Technical direction must be within the general scope of work stated in the contract. Technical direction may not be used to:

          (1)  Assign additional work under the contract;

          (2) Direct a change as defined in the contract clause entitled "Changes";

          (3) Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance;

          (4) Change any of the terms, conditions or specifications of the contract.

     (c) The only individual authorized to in any way amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical direction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten working days after its receipt. The Contractor shall not proceed with the work affected by the technical direction until the Contractor is notified by the Contracting Officer that the technical direction is within the scope of the contract.

     (d) Nothing in the foregoing paragraphs may be construed to excuse the Contractor from performing that portion of the work statement which is not affected by the disputed technical direction.

5. ONR 5252.237-9705 KEY PERSONNEL (DEC 88)

     (a) The Contractor agrees to assign to the contract tasks those persons whose resumes were submitted with its proposal and who are necessary to fulfill the requirements of the contract as "key personnel". No substitutions may be made except in accordance with this clause.

     (b) The Contractor understands that during the first ninety (90) days of the contract performance period, no personnel substitutions will be permitted unless these substitutions are unavoidable because of the incumbent's sudden illness, death or termination of employment. In any of these events, the Contractor shall promptly notify the Contracting Officer and provide the information described in paragraph (c) below. After the initial ninety (90) day period the Contractor must submit to the Contracting Officer all proposed substitutions, in writing, at least days in advance ( days if security clearance must be obtained) of any proposed substitution and provide the information required by paragraph (c) below.

     (c) Any request for substitution must include a detailed explanation of the circumstances necessitating the proposed substitution, a resume for the proposed substitute, and any other information requested by the Contracting Officer. Any proposed substitute must have qualifications equal to or superior to the qualifications of the incumbent. The Contracting Officer or his/her authorized representative will evaluate such requests and promptly notify the Contractor in writing of his/her approval or disapproval thereof.

     (d) In the event that any of the identified key personnel cease to perform under the contract and the substitute is disapproved, the contract may be immediately terminated in accordance with the Termination clause of the contract.

Introduction: Section I

Contract Number: N00014-02-C-0053

Attention: Prime Contractors. If a subaward is made to an educational institution, Prime Contractors are directed to please refer to the ONR Model Award for appropriate flow-down clauses to universities. See http://www.onr.navy.mil, click Contracts & Grants Icon. Click Model Awards Link. Click Section I clauses that flow-down to University subcontractors.

SECTION I - CONTRACT CLAUSES

Cost Plus Fixed Fee Research and Development (SBIR) (DEC 2001) (1)

*    Applies when contract action exceeds $10,000

**   Applies when contract action exceeds $100,000

+    Applies when contract action exceeds $500,000

++ Applies when contract action exceeds $500,000 and subcontracting possibilities exist. Small Business Exempt.

x    (DD 250)

(A)  FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http ://www. arnet. gov/far/

http://web1.deskbook.osd.mil/htmlfiles/DBY_far.asp
http://web2.deskbook.osd.mil/htmlfiles/DBY_dfars.asp
http://farsite.hill.af.mil/farsite_script-html

I.   FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

**   FAR 52.202-1    Definitions (DEC 2001)

**   FAR 52.203-3    Gratuities (APR 1984)

**   FAR 52.203-5    Covenant Against Contingent Fees (APR 1984)

**   FAR 52.203-6    Restrictions on Subcontractor Sales to the Government
                     (JUL 1995)

**   FAR 52.203-7    Anti-Kickback Procedures (JUL 1995)

**   FAR 52.203-8    Cancellation, Rescission, and Recovery of Funds for Illegal
                     or Improper Activity (JAN 1997)

**   FAR 52.203-10   Price or Fee Adjustment for Illegal or Improper Activity
                     (JAN 1997)

**   FAR 52.203-12   Limitation on Payments to Influence Certain Federal
                     Transactions (JUN 1997)

**   FAR 52.204-4    Printing/Copying Double-Sided on Recycled Paper (AUG 2000)

     FAR 52.211-15   Defense Priority and Allocation Requirements (SEP 1990)

**   FAR 52.215-2    Audit and Records - Negotiation (JUN 1999) and Alternate II
                     (APR 1998) (Alternate II is only applicable with cost
                     reimbursement contracts with State and local Governments,
                     educational institutions, and other non-profit
                     organizations.)

     FAR 52.215-8    Order of Precedence - Uniform Contract Format (OCT 1997)

+    FAR 52.215-10   Price Reduction for the Defective Cost or Pricing Data (OCT
                     1997) (The clause is applicable to subcontracts over
                     $550,000.)

Contract Number: N00014-02-C-0053

+    FAR 52.215-12   Subcontractor Cost or Pricing Data (OCT 1997) (Applicable
                     to subcontracts over $550,000 only)

**   FAR 52.215-14   Integrity of Unit Prices (OCT 1997) and Alternate I (OCT
                     1997) (Alternate I is applicable if the action is
                     contracted under Other Than Full and Open Competition)

+    FAR 52.215-15   Pension Adjustments and Asset Reversions (DEC 1998)

+    FAR 52.215-18   Reversion or Adjustment of Plans for Postretirement
                     Benefits (PRB) Other than Pensions (OCT 1997)

+    FAR 52.215-19   Notification of Ownership Changes (OCT 1997) (Applicable
                     when Cost or Pricing Data is required)

     FAR 52.216-7    Allowable Cost and Payment (MAR 2000)

     FAR 52.216-8    Fixed Fee (MAR 1997)

**   FAR 52.219-4    Notice of Price Evaluation Preference for HUBzone Small
                     Business Concerns (JAN 1999)

**   FAR 52.219-8    Utilization of Small Business Concerns (OCT 2000)

++   FAR 52.219-9    Small Business Subcontracting Plan (OCT 2001)

++   FAR 52.219-16   Liquidated Damages - Subcontracting Plan (JAN 1999)

     FAR 52.222-1    Notice to the Government of Labor Disputes (FEB 1997)

**   FAR 52.222-2    Payment for Overtime Premiums (JUL 1990) (Note: The word
                     "zero" is inserted in the blank space indicated by an
                     asterisk)

     FAR 52.222-3    Convict Labor (AUG 1996) (Reserved when FAR 52.222-20 Walsh
                     Healy Public Contracts Act is applicable)

**   FAR 52.222-4    Contract Work Hours and Safety Standards Act - Overtime
                     Compensation (SEP 2000)

     FAR 52.222-21   Prohibition of Segregated Facilities (FEB 1999)

     FAR 52.222-26   Equal Opportunity (FEB 1999)

*    FAR 52.222-35   Equal Opportunity for Special Disabled Veterans, Veterans
                     of the Vietnam Era, and Other Eligible Veterans (DEC 2001
                     1998)

*    FAR 52.222-36   Affirmative Action for Workers with Disabilities (JUN 1998)

*    FAR 52.222-37   Employment Reports on Special Disabled Veterans, Veterans
                     of the Vietnam Era, and Other Eligible Veterans (DEC 2001)

**   FAR 52.223-14   Toxic Chemical Release Reporting (OCT 2000)

     FAR 52.225-13   Restrictions on Certain Foreign Purchases (JUL 2000)

**   FAR 52.227-1    Authorization and Consent (JUL 1995)

**   FAR 52.227-2    Notice and Assistance Regarding Patent and Copyright
                     Infringement (AUG 1996)

     FAR 52.228-7    Insurance Liability to Third Persons (MAR 1996) (Further to
                     paragraph (a)(3), unless otherwise stated in this contract, types and limits of insurance required are as stated in FAR
                     28.307-2)

     FAR 52.232-9    Limitation on Withholding of Payments (APR 1984)

**   FAR 52.232-17   Interest (JUN 1996)

     FAR 52.232-23   Assignment of Claims (JAN 1986) and Alternate I (APR 1984)

     FAR 52.232-33   Payment by Electronic Funds Transfer - Central Contractor
                     Registration (MAY 1999)

     FAR 52.233-1    Disputes (DEC 1998)

     FAR 52.233-3    Protest After Award (AUG 1996) and Alternate I (JUN 1985)

     FAR 52.242-1    Notice of Intent to Disallow Costs (APR 1984)

Contract Number: N00014-02-C-0053

+    FAR 52.242-3    Penalties for Unallowable Costs (MAY 2001)

     FAR 52.242-4    Certification of Final Indirect Costs (JAN 1997)

**   FAR 52.242-13   Bankruptcy (JUL 1995)

     FAR 52.242-15   Stop Work Order (AUG 1989) and Alternate I (APR 1984)

     FAR 52.244-2    Subcontracts (AUG 1998) and Alternate I (AUG 1998) [INSERT
                     IN COST-REIMBURSEMENT CONTRACTS, AND LETTER,
                     TIME-AND-MATERIAL, AND LABOR-HOUR CONTRACTS EXCEEDING SAP,
                     AND FIXED PRICE CONTRACTS EXCEEDING SAP WHERE UNPRICED
                     ACTIONS ARE ANTICIPATED. USE ALTERNATE I FOR
                     COST-REMBURSEMENT CONTRACTS]

**   FAR 52.244-5    Competition in Subcontracting (DEC 1996)

     FAR 52.244-6    Subcontracts for Commercial Items and Commercial Components
                     (DEC 2001)

     FAR 52.245-5    Government Property (Cost-Reimbursement,
                     Time-and-Materials, or Labor-Hour Contracts) (JAN 1986) and
                     ALT I (JUL 1985) (As modified by DoD Class Deviation
                     99-00008 dated 13 July 1999) (ALT I is applicable if the
                     contractor is a nonprofit organization whose primary
                     purpose is the conduct of scientific research)

**   FAR 52.247-64   Preference for Privately Owned U.S. Flag Commercial Vessels
                     (JUN 2000)

     FAR 52.249-6    Termination (Cost-Reimbursement) (SEP 1996)

     FAR 52.249-14   Excusable Delays (APR 1984)

     FAR 52.251-1    Government Supply Sources (APR 1984)

     FAR 52.253-1    Computer Generated Forms (JAN 1991)

II.  DEPARTMENT OF DEFENSE FAR SUPPLEMENTAL (DFARS) (48 CFR CHAPTER 2) CLAUSES:

**   DFARS 252.203-7001   Prohibition On Persons Convicted of Fraud or Other
                          Defense-Contract-Related Felonies (MAR 1999)

     DFARS 252.204-7003   Control of Government Work Product (APR 1992)

     DFARS 252.204-7004   Required Central Contractor Registration (NOV 2001)

**   DFARS 252.209-7000   Acquisition from Subcontractors subject to On-Site
                          Inspection under the Intermediate Range Nuclear Forces
                          (INF) Treaty (NOV 1995)

**   DFARS 252.209-7004   Subcontracting with Firms That Are Owned or Controlled
                          by the Government of a Terrorist Country (MAR 1998)

 +   DFARS 252.215-7000   Pricing Adjustments (DEC 1991)

++   DFARS 252.219-7003   Small, Small Disadvantaged and Women-owned Small
                          Business Subcontracting Plan (DoD Contracts) (APR
                          1996)

**   DFARS 252.225-7012   Preference for Certain Domestic Commodities (AUG 2000)

     DFARS 252.225-7031   Secondary Arab Boycott of Israel (JUN 1992)

     DFARS 252.227-7016   Rights in Bid or Proposal Information (JUN 1995)

Contract Number: N00014-02-C-0053

     DFARS 252.227-7019   Validation of Asserted Restrictions - Computer
                          Software (JUN 1995)

     DFARS 252.227-7025   Limitations on the Use or Disclosure of
                          Government-Furnished Information Marked with
                          Restrictive Legends (JUN 1995)

     DFARS 252.227-7028   Technical Data or Computer Software Previously
                          Delivered to the Government (JUN 1995)

     DFARS-252.227-7030   Technical Data - Withholding of Payment (MAR 2000)

     DFARS 252.227-7036   Declaration of Technical Data Conformity (JAN 1997)

     DFARS 252.227-7037   Validation of Restrictive Markings on Technical Data
                          (SEP 1999)

     DFARS 252.231-7000   Supplemental Cost Principles (DEC 1991)

     DFARS 252.242-7000   Post-Award Conference (DEC 1991)

**   DFARS 252.243-7002   Requests for Equitable Adjustment (MAR 1998)

     DFARS 252.245-7001   Reports of Government Property (MAY 1994)

     DFARS 252.246-7000   Material Inspection and Receiving Report (DEC 1991)

     DFARS 252.251-7000   Ordering from Government Supply Sources (MAY 1995)

**   DFARS 252.247-7023   Transportation of Supplies by Sea (MAR 2000)

**   DFARS 252.247-7024   Notification Of Transportation Of Supplies By Sea (MAR
                          2000) (Applicable when the Contractor has made a
                          negative response to the inquiry in the representation
                          at DFARS 252.247-7022.)

     DFARS 252.251-7000   Ordering from Government Supply Sources (MAY 1995)

(B)  ADDITIONAL FAR AND DFARS CLAUSES

     This contract incorporates one or more clauses by reference as indicated by the mark of (X), with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

     FAR 52.204-2         Security Requirements (AUG 1996) (Applicable if
                          contract will generate or require access to classified
                          information and DD Form 254, Contract Security
                          Classification Specification, is issued to the
                          contractor)
X    FAR 52.209-6         Protecting the Government's Interest when
                          Subcontracting with Contractors Debarred, Suspended,
                          or Proposed for Debarment (JUL 1995) (Applicable to
                          contracts exceeding $25,000 in value.)
X    FAR 52.215-17        Waiver of Facilities Capital Cost of Money (OCT 1997)
                          (Applicable if the Contractor did not propose
                          facilities capital cost of money in the offer)
X    FAR 52.215-20        Requirements for Cost or Pricing Data or Information
                          Other Than Cost or Pricing Data (OCT 1997) (Applicable
                          if cost or pricing data or information other than cost
                          or pricing data are required)
     FAR 52.215-21        Requirements for Cost or Pricing Data or Information
                          Other Than Cost or Pricing Data - Modifications (OCT
                          1997) (Applicable if cost or pricing data or
                          information other than cost or pricing data will be
                          required for modifications)
X    FAR 52.217-9         Option to Extend the Term of the Contract (MAR 2000)
                          (In

Contract Number: N00014-02-C-0053

                          paragraph (a), insert "any time before the contract
                          expires", and in paragraph (c), insert "27 months")
     FAR 52.219-3         Notice of Total HUBZone Set-Aside (JAN 1999)
     FAR 52.219-5         Very Small Business Set-Aside (MAR 1999) (For actions
                          between $2,500 and $50,000)
     FAR 52.219-6         Notice of Total Small Business Set-Aside (JUL 1996),
                          and Alternate I (OCT 1995) (Applicable to total small
                          business set-asides, including SBIR)
     FAR 52.219-7         Notice of Partial Small Business Set-Aside (JUL 1996)
                          and Alternate I (OCT 1995)
     FAR 52.219-10        Incentive Subcontracting Program (OCT 2001)
                          (Applicable at the PCO's discretion to contract
                          actions exceeding $500,000 and when subcontracting
                          possibilities exist. The clause is small business
                          exempt) (In paragraph (b), insert the appropriate
                          number between 0 and 10 - "XX") (Complete the space in
                          the parentheses)
     FAR 52.219-25        Small Disadvantaged Business Participation Program -
                          Disadvantaged Status and Reporting (OCT 1999)
                          (Applicable if contract includes FAR 52.219-24)
     FAR 52.219-26        Small Disadvantaged Business Participation Program -
                          Incentive Subcontracting Program (OCT 2000)
                          (Applicable at the PCO's discretion to contract
                          actions exceeding $500,000 and when subcontracting
                          possibilities exist. The clause is small business
                          exempt) (In paragraph (b), insert the appropriate
                          number between 0 and 10 - "XX") (Complete the space in
                          the parentheses)
     FAR 52.222-20        Walsh Healy Public Contracts Act (DEC 1996)
                          (Applicable if the contract includes deliverable
                          materials, supplies, articles or equipment in an
                          amount that exceeds or may exceed $10,000)
     FAR 52.223-5         Pollution Prevention and Right-to-Know Information
                          (APR 1998) (Applicable if contract provides for
                          performance, in whole or in part, on a Federal
                          facility)
X    FAR 52.223-6         Drug-Free Workplace (MAY 2001) (Applies when contract
                          action exceeds $100,000 or at any value when the
                          contract is awarded to an individual)
X    FAR 52.227-20        Rights in Data - SBIR Program (Mar 1994)
     FAR 52.230-2         Cost Accounting Standards (APR 1998) (Applicable when
                          contract amount is over $500,000, if contractor is
                          subject to full CAS coverage, as set forth in 48 CFR
                          Chapter 99, Subpart 9903.201-2(a) (FAR Appendix B)
     FAR 52.230-3         Disclosure and Consistency of Cost Accounting
                          Practices (APR 1998) (Applicable when contract amount
                          is over $500,000 but less than $25 million, and the
                          offerer certifies it is eligible for and elects to use
                          modified CAS coverage as set forth in 48 CFR Chapter
                          99, Subpart 9903.201-2 (FAR Appendix B)
     FAR 52.230-6         Administration of Cost Accounting Standards (NOV 1999)
                          (Applicable if contract is subject to either clause at
                          FAR 52.230-2 or the clause at FAR 52.230-3 and FAR
                          52.230-5)
X    FAR 52.232-20        Limitation of Cost (APR 1984) (Applicable only when
                          contract action is fully funded)

Contract Number: N00014-02-C-0053

X    FAR 52.232-22        Limitation of Funds (APR 1984) (Applicable only when
                          contract action is incrementally funded)
X    FAR 52.232-33        Payment by Electronic Funds Transfer - Central
                          Contractor Registration (MAY 1999)
     FAR 52.239-1         Privacy or Security Safeguards (AUG 1996) (Applicable
                          to contracts for information technology which require
                          security of information technology, and/or are for the
                          design, development, or operation of a system of
                          records using commercial information technology
                          services or support services.)
     FAR 52.245-18        Special Test Equipment (FEB 1993) Applicable when it
                          is anticipated that the contractor will acquire or
                          fabricate special test equipment but the exact
                          identification of the equipment is not known)
     DFARS 252.203-7002   Display of DoD Hotline Poster (DEC 1991) (Applicable
                          only when contract action exceeds $5 million or when
                          any modification increases contract amount to more
                          than $5 million)
     DFARS 252.204-7000   Disclosure of Information (DEC 1991) (Applies when
                          Contractor will have access to or generate
                          unclassified information that may be sensitive and
                          inappropriate for release to the public)
     DFARS 252.204-7005   Oral Attestation of Security Responsibilities (NOV
                          2001) (Applicable if FAR 52.204-2, Security
                          Requirements Applies)
X    DFARS 252.205-7000   Provision of Information to Cooperative Agreement
                          Holders (DEC 1991) (Applicable only when contract
                          action exceeds $500,000 or when any modification
                          increases total contract amount to more than $500,000)
X    DFARS 252.215-7002   Cost Estimating System requirements (Oct 1998)
                          (Applicable only to contract actions awarded on the
                          basis of certified cost or pricing data)
     DFARS 252.223-7004   Drug-Free Work Force (SEP 1988) (Applicable (a) if
                          contract involves access to classified information: or
                          (b) when the Contracting Officer determines that the
                          clause is necessary for reasons of national security
                          or for the purpose of protecting the health or safety
                          of performance of the contract.
     DFARS 252.223-7006   Prohibition on Storage and Disposal of Toxic and
                          Hazardous Materials (APR 1993) (Applicable if work
                          requires, may require, or permits contractor
                          performance on a DoD installation)
     DFARS 252.225-7001   Buy American Act and Balance of Payments Program (MAR
                          1998) (Applicable if the contract includes deliverable
                          supplies) (This clause does not apply if an exception
                          to the Buy American Act or Balance of Payments Program
                          is known or if using the clause at 252.225-7007,
                          252.225-7021, or 252.225-7036.)
     DFARS 252.225-7002   Qualifying Country Sources as Subcontractors (DEC
                          1991)

Contract Number: N00014-02-C-0053

                          (Applicable when clause at DFARS 252.225-7001, 252.227-7007, 252.227-7021, or 252.227-7036 applies)

     DFARS 252.225-7007   Buy American Act - Trade Agreements - Balance of
                          Payments Program (SEP 2001) (Use instead of FAR
                          52.225-5, Trade Agreements (Include in contracts
                          valued at $186,000 or more, if the Trade Agreements
                          Act applies (see 25.401 and 25.403) and the agency has
                          determined that the restrictions of the Buy American
                          Act or Balance of Payments Program are not applicable
                          to U.S.- made end products, unless the acquisition is
                          to be awarded and performed outside the United States
                          in support of a contingency operation or a
                          humanitarian or peacekeeping operation and does not
                          exceed the increase simplified acquisition threshold
                          of $200,000.) The clause need not be used where
                          purchase from foreign sources is restricted (see
                          225.401 (b)(ii)). The clause may be used where the
                          contracting officer anticipates a waiver of the
                          restriction.)

     DFARS 252.225-7008   Supplies to be Accorded Duty-Free Entry (MAR 1998)
                          (Applicable when the contract provides for duty-free
                          entry and includes FAR 52.225-8 - Duty-Free Entry)

     DFARS 252.225-7009   Duty-Free Entry- Qualifying Country Supplies (End
                          Products and Components) (AUG 2000) (Applicable if
                          contract includes deliverable supplies)

     DFARS 252.225-7010   Duty-Free Entry - Additional Provisions (AUG 2000)
                          (Applicable when FAR 52.225-8 - Duty-Free Entry is
                          included in the contract.)

     DFARS 252.225-7016   Restriction On Acquisition Of Ball And Roller Bearings
                          (DEC 2000) (Applicable if contract includes
                          deliverable supplies, unless Contracting Officer knows
                          that items being acquired do not contain ball or
                          roller bearings)

 X   DFARS 252.225-7026   Reporting of Contract Performance Outside the United
                          States (JUN 2000) (Applicable only when contract value
                          exceeds $500,000 or when any modification increases
                          contract value to more than $500,000)

     DFARS 252.226-7001   Utilization of Indian Organizations and Indian-Owned
                          Economic Enterprises (SEP 2001) [(Applicable if
                          contract is subject to FAR 52.219-9 Small Business
                          Subcontracting Plan) (This Interim Rule replaces FAR
                          52.226-1 (JUN 2000) via DFARS Chg Ntc 200110911]

 X   DFARS 252.227-7018   Rights in Noncommercial Technical Data and Computer
                          Software - Small Business Innovation Research (SBIR)
                          Program (JUN 1995) (Applicable when technical data or
                          computer software will be generated during performance
                          of contracts under the SBIR Program)

     DFARS 252.242-7004   Material Management and Accounting System (DEC 2000)
                          (Applicable to contract actions exceeding $100,000)
                          (Not

Contract Number: N00014-02-C-0053

                          applicable to contracts set aside for exclusive participation by small business and small disadvantaged business concerns)

D.   COST-PLUS-FIXED-FEE-RESEARCH AND DEVELOPMENT CLAUSES

The following FAR and DFARS clauses apply to Cost-Plus-Fixed-Fee Research and Development Contracts and are either required by regulation or are required when the circumstances of the contract warrant that they apply: (** - applies to contract actions exceeding $100,000)

     FAR 52.225-16        Sanctioned European Union Country Services (FEB 2000)

**   FAR 52227-1          Authorization and Consent (JUL 1995) and Alternate I
                          (APR 1984)

     FAR 52.243-2         Changes - Cost Reimbursement (AUG 1987) and Alternate
                          V(APR 1984)

     FAR 52.246-9         Inspection of Research and Development (Short Form)
                          (APR 1984)

     FAR 52.246-23        Limitation of Liability (FEB 1997)

     DFARS 252.235-7002   Animal Welfare (DEC 1991)

     DFARS 252.235-7011   Final Scientific or Technical Report (SEP 1999)

The following FAR and DFARS clauses for Cost-Plus-Fixed-Fee Research and Development Contracts only apply when specifically marked with a check (x):

     FAR 52.227-10        Filing of Patent Applications - Classified Subject
                          Matter (APR 1984) (Applicable if contract is subject
                          to FAR clause 52.204-02 and either 52.227-11 or
                          52.227-12)

 X   FAR 52.227-11        Patent Rights - Retention by the Contractor (Short
                          Form) (JUN 1997) (Applicable if contractor is a small
                          business or non profit organization)

     OR

     FAR 52.227-12        Patent Rights - Retention by the Contractor (Long
                          Form) (JAN 1997) (Applicable if contractor is a large
                          business)

 X   DFARS 252.227-7034   Patents - Subcontracts (APR 1984) (Applicable when FAR
                          52.227-11 applies)

 X   DFARS 252.227-7039   Patents - Reporting of Subject Inventions (APR 1990)
                          (Applied when FAR 52.227-11 applies)

SECTION J - LIST OF ATTACHMENTS

1. EXHIBIT A, entitled "Contract Data Requirements List" (DD Form 1423) - 13 pages with Enclosure Number 1, entitled "Contract Data Requirements List - Instructions for Distribution."

2.   Attachment Number 1, entitled, "Statement of Work," 6 pages.

3.   Attachment Number 2, entitled "Financial Accounting Data Sheet."

Contract Number: N00014-02-C-0053

SECTION K - REPRESENTATION, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

1. The Contractor's Representations and Certifications, dated 2001-06-07 are hereby incorporated into this contract by reference.

Contract Number: N00014-02-C-0053

                         CONTRACT DATA REQUIREMENTS LIST
                          INSTRUCTIONS FOR DISTRIBUTION

DISTRIBUTION OF TECHNICAL REPORTS AND FINAL REPORT

                                                       NUMBER OF COPIES
                                                -----------------------------
                                                                UNCLASSIFIED/
                                       DODAAD   UNCLASSIFIED/    LIMITED AND
              ADDRESSEE                 CODE      UNLIMITED       CLASSIFIED
              ---------                ------   -------------   -------------
Program Officer E-mail:
FurmanP@onr.navy.mil                   N00014         1               1

Administrative Contracting Officer*    S3915A         1               1

SBIR Program Coordinator               N00014         1               1
ATTN: Doug Harry
Office of Naval Research
800 North Quincy Street
Arlington, VA 22217-5660

Director, Naval Research Laboratory
ATTN: Code 5227                        N00173         1               1
Washington, D. C. 20375-5326

Defense Technical Information Center   S47031         2               2
8725 John J. Kingman Road
STE 0944
Ft. Belvoir, VA 22060-6218
ATTN: Pat Mawby
E-mail: pmawby@dtic.mil

                                                              Enclosure Number 1

Contract Number: N00014-02-C-0053

------------------------------------------------------------------------------------------------------------------------------------
                                     REPORT DOCUMENTATION PAGE                                       FORM APPROVED
                                                                                                     OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing the reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for Information
     Operations and Reports, 1214 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget. Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
1. AGENCY USE ONLY                 2. REPORT DATE                   3. REPORT TYPE AND DATES COVERED
(Leave Blank)
------------------------------------------------------------------------------------------------------------------------------------
4. TITLE AND SUBTITLE                                                                                5. FUNDING NUMBERS
------------------------------------------------------------------------------------------------------------------------------------
6. AUTHOR(S)
------------------------------------------------------------------------------------------------------------------------------------
7. PERFORMING ORGANIZATION NAME(S) AND ADDRESS(ES)                                                   8. PERFORMING ORGANIZATION
                                                                                                     REPORT NUMBER
------------------------------------------------------------------------------------------------------------------------------------
9. SPONSORING/MONITORING ABENCY NAME(S) AND ADDRESS(ES)                                              10. SPONSORING / MONITORING
                                                                                                     ABENCY REPORT NUMBER
------------------------------------------------------------------------------------------------------------------------------------
11. SUPPLEMENTARY NOTES
------------------------------------------------------------------------------------------------------------------------------------
12A. DISTRIBUTION / AVAILABILITY STATEMENT                                                           12B. DISTRIBUTION CODE
     Distribution authorized to U.S. Government Agencies only; report contains proprietary data produced under SBIR (or STTR) contract (whichever applies). Other requests shall be referred to the performing organization in Block 7 of this form.
------------------------------------------------------------------------------------------------------------------------------------
13. ABSTRACT (MAXIMUM 200 WORDS)
------------------------------------------------------------------------------------------------------------------------------------
14. SUBJECT TERMS                                                                                    15. NUMBER OF PAGES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     16. PRICE CODE
------------------------------------------------------------------------------------------------------------------------------------
17. SECURITY CLASSIFICATION OF     18. SECURITY CLASSIFICATION OF   19. SECURITY CLASSIFICATION OF   20. LIMITATION OF ABSTRACT
REPORT                             THIS PAGE                        ABSTRACT
------------------------------------------------------------------------------------------------------------------------------------

NSN 7540-01-280-5500                    Standard Form 298 (Rev 2-89)
                                        Prescribed By ANSI std. Z39-18
                                        298-102

                                                              Enclosure Number 1

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this ________ or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
     N00014-02-C-0053              A              TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                                                                   Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A001                 Progress Report                                                             Administrative Progress Report
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
     Contractor Format                                            SOW Task 5                          ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     LT                   REQUIRED              MTHLY             28 DAC. See BLK 16             -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  15th of each month. See BLK 16                         -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254                 LT
     The first Administrative Progress Report shall be delivered 28 days after award of
     the contract. Subsequent monthly submittals shall be delivered on the 15th of each          ONR 334                  1      1
     month for the previous months activities.
     The first page shall indicate:                                                              NFESC 52                 1      1
          -    the title,                                                                        -----------------------------------
          -    the contractor's name and address,                                                15.  TOTAL        0      2      2
          -    the contract number and CDRL number,                                              ===================================
          -    the date of the report, and the period covered by the report.
     Progress payment vouchers shall be coordinated with the costs given in these reports.

     _______ report shall summarize the following information for the previous months reporting period:
          -    Actual versus planned resource
          -    Actual versus planned deliverables, showing due and completion dates.
          -    Resolution of previous problem areas reported on the previous report.
          -    Any technical, schedule, or cost problems encountered or expected.

     If any problems are reported, then the report shall also include the following information:
          -    Description of problem(s)
          -    Recommend action(s)
          -    Resulting impact on contract (if any)

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             28 Nov. 2001        P. Furman                                           28 Nov. 2001
------------------------------------------------------------------------------------------------------------------------------------


Form 1423-2, JUN 90      Previous editions are obsolete            Page __ of __

                                                        NAVOCNR OVERPRINT (1-91)

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
     N00014-02-C-0053              A              TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                                                                   Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A002                 Meeting Agenda
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
     Contractor Format                                            SOW Task 5                          ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     LT                   REQUIRED              ASREQ             See BLK 16                     -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  See BLK 16                                             -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254                 LT
     The Contractor shall prepare and deliver a Draft Meeting Agenda to the Government at
     least 10 working days prior to each Review Meeting. The agenda shall be prepared in         ONR 334           1      1      1
     Contractor format and shall indicate each topic proposed for discussion as well as
     the time allocated for each topic. Government comments will be returned to the              NFESC 52          1      1      1
     contractor 5 working days prior to the meeting. The contractor shall incorporate the        -----------------------------------
     government comments and present a Final Agenda at the beginning of each meeting.            15.  TOTAL        2      2      2
                                                                                                 ===================================

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             28 Nov. 2001        P. Furman                                           28 Nov. 2001
------------------------------------------------------------------------------------------------------------------------------------


Form 1423-2, JUN 90       Previous editions are obsolete           Page __ of __

                                                        NAVOCNR OVERPRINT (1-91)

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
     N00014-02-C-0053              A              TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.  CONTRACT/PR NO.                 F.   CONTRACTOR
     Ocean Power Technology Program                                                                   Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A003                 Meeting Minutes
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.  CONTRACT REFERENCE              6.   REQUIRING OFFICE
     Contractor Format                                           SOW Task 5                           ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     LT                   REQUIRED              ASREQ             7 days after meeting           -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                            Final
                                                                  See BLK 16                                             -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254                 LT
     Meeting Minutes shall be submitted in Contractor format within 7 days after each
     Review Meeting.                                                                             ONR 334                  1      1

     The first page shall indicate:                                                              NFESC 52                 1      1
          -    the title,                                                                        -----------------------------------
          -    the contractor's name and address,                                                15.  TOTAL        0      2      2
          -    the contract number and CDRL number,                                              ===================================
          -    the date of the meeting, and the location.

     Meeting Minutes shall summarize all topics discussed and shall include resolution of any technical issues. The Minutes shall include an appendix presenting a list of Action Items, person or organization responsible for completing the task as well as the agreed completion date. The Minutes shall include a list of attendees by name, rank or position, activity, and phone number.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             28 Nov. 2001        P. Furman                                           28 Nov. 2001
------------------------------------------------------------------------------------------------------------------------------------


Form 1423-2, JUN 90      Previous editions are obsolete            Page __ of __

                                                        NAVOCNR OVERPRINT (1-91)

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.  EXHIBIT    C.  CATEGORY:
     N00014-02-C-053              A              TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                                                                   Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A004                 Presentation material
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
                                                                  SOW Task 5                          ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ   9.   DIST STATEMENT      10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     LT                REQUIRED                 ASREQ             See BLK 16                     -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  See BLK 16                                             -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254                 LT
     The Contractor shall provide a set of all audio/visual material used during each
     Review Meeting at the conclusion of the presentation. Video presentation material           ONR 334                  1      1
     shall be prepared in NTSC standard and recorded on VHS format videotape. Hard copies
     of presentation View Graphs shall be prepared on 8 1/2 by 11 inch white bond paper.         NFESC 52                 1      1
     Electronic (reproducible) copies shall be compatible with Microsoft PowerPoint 2000.        -----------------------------------
                                                                                                 15.  TOTAL        0      2      2
                                                                                                 ===================================

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             28 Nov. 2001        P. Furman                                           28 Nov. 2001
------------------------------------------------------------------------------------------------------------------------------------


Form 1423-2, JUN 90      Previous editions are obsolete            Page __ of __

                                                        NAVOCNR OVERPRINT (1-91)

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
     N00014-02-C-0053              A              TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                                                                   Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A005                 Technical Report                                                            Hydrodynamic Model Upgrade &
                                                                                                      Validation
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
                                                                  SOW Task 2.6.1                      ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             83 DAC - See BLK 16            -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  103 DAC - See BLK 16                                   -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254           LT    DD
     BLK 12: The first submission of the report shall be a draft of the Technical Report.
     Government comments on the draft report will be returned to the Contractor 14 days prior    ONR 334           1      1      1
     to the required submission of the Final Technical Report (see BLK 13)
     BLK 13: The second submission of the Technical Report shall be a final version that         NFESC 52          1      1      1
     incorporates comments from the Government review of the draft report.                       -----------------------------------
                                                                                                 15.  TOTAL        2      2      2
                                                                                                 ===================================

     The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that the government design quality assurance engineers can independently review the assumptions, method and calculations. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100MB Iomega(R) zip(TM) drive or CD ROM. Electronic copies of small items, (less than 1 Megabyte), may be delivered by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             28 Nov. 2001        P. Furman                                           28 Nov. 2001
------------------------------------------------------------------------------------------------------------------------------------


Form 1423-2, JUN 90      Previous editions are obsolete            Page __ of __

                                                        NAVOCNR OVERPRINT (1-91)

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
     N00014-02-C-0053              A              TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                                                                   Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A006                 Technical Report                                                            Operational Availability Model
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
                                                                  SOW Task 2.2 & 2.6.2                ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             137 DAC - See BLK 16                ------------------------------
                                                                                                                      b.  COPIES
                                                                                                                 -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  168 DAC - See BLK 16                                   -----------
                                                                                                   ADDRESSEE     Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254           LT     DD
     BLK 12: The first submission of the report shall be a draft of the Technical Report.
     Government comments on the draft report will be returned to the Contractor 14 days          ONR 334            1      1     1
     prior to the required submission of the Final Technical Report (See BLK 13)
     BLK 13: The second submission of the Technical Report shall be a final version that         NFESC 52           1      1     1
     incorporates comments from the Government review of the draft report.                       -----------------------------------
                                                                                                 15.  TOTAL         2      2     2
                                                                                                 ===================================

     Technical Report shall compile all of the design criteria, assumptions, calculations performed, issues and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculations. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copes of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100 MB Iomega(R) zip (TM) drive or CD ROM. Electronic copies of small items (less than 1 Megabyte), may be deliverable by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             28 Nov. 2001        P. Furman                                           28 Nov. 2001
------------------------------------------------------------------------------------------------------------------------------------


Form 1423-2, JUN 90         Previous editions are obsolete         Page __ of __

                                                        NAVOCNR OVERPRINT (1-91)

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
     N00014-02-C-0053              A              TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                                                                   Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A007                 Technical Report                                                            Multi-Buoy Simulation Model
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
                                                                  SOW Task 2.3                        ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             109 DAC - See BLK 16           -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  144 DAC - See BLK 16                                   -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254           LT    DD
     BLK 12: The first submission of the report shall be a draft of the Technical Report.
     Government comments on the draft report will be returned to the Contractor 14 days          ONR 334           1      1      1
     prior to the required submission of the Final Technical Report (see BLK 13)
     BLK 13: The second submission of the Technical Report shall be a final version that         NFESC 52          1      1      1
     incorporates comments from the Government review of the draft report.                       -----------------------------------
                                                                                                 15.  TOTAL        2      2      2
                                                                                                 ===================================

     Technical Report shall compile all of the design criteria, assumptions, calculations performed, issues and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculations. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copes of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100 MB Iomega(R) zip (TM) drive or CD ROM. Electronic copies of small items (less than 1 Megabyte), may be deliverable by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.
------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             28 Nov. 2001        P. Furman                                           28 Nov. 2001
------------------------------------------------------------------------------------------------------------------------------------

Form 1423-2, JUN 90       Previous editions are obsolete           Page __ of __

                                                        NAVOCNR OVERPRINT (1-91)

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
     N00014-02-C-0053              A              TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.  CONTRACT/PR NO.                 F.   CONTRACTOR
     Ocean Power Technology Program                                                                   Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A008                 Technical Report                                                            Ocean Test Requirements
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.  CONTRACT REFERENCE              6.   REQUIRING OFFICE
                                                                 SOW Task 2                           ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             125 DAC - See BLK 16           -----------------------------------
                                                                                                                        b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  139 DAC - See BLK 16                                   -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254           LT     DD
     BLK 12: The first submission of the report shall be a draft of the Technical Report.
     Government comments on the draft report will be returned to the Contractor 7 days prior to  ONR 334           1      1      1
     the required submission of the Final Technical Report (See BLK 13)
     BLK 13: The second submission of the Technical Report shall be a final version that         NFESC 52          1      1      1
     incorporates comments from the Government review of the draft report.                       -----------------------------------
                                                                                                 15.  TOTAL        2      2      2
                                                                                                 ===================================

     Technical Report shall compile all of the design criteria, assumptions, calculations performed, issues and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculations. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copes of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100 MB Iomega(R) zip (TM) drive or CD ROM. Electronic copies of small items (less than 1 Megabyte), may be deliverable by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                            H.   DATE           L.   APPROVED BY                                   J.   DATE
     R. L. Brackett                              28 Nov. 2001        P. Furman                                          28 Nov. 2001
------------------------------------------------------------------------------------------------------------------------------------


Form 1423-2, JUN 90      Previous editions are obsolete            Page __ of __

                                                        NAVOCNR OVERPRINT (1-91)

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
     N00014-02-C-0053              A              TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                                                                   Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A009                 Technical Report                                                            Design Requirements Report
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
                                                                  SOW Task 2.7                        ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             125 DAC - See BLK 16           -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  139 DAC - See BLK 16                                   -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254           LT    DD
     BLK 12: The first submission of the report shall be a draft of the Technical Report.
     Government comments on the draft report will be returned to the Contractor 7 days           ONR 334           1      1      1
     prior to the required submission of the Final Technical Report (see BLK 13)
     BLK 13: The second submission of the Technical Report shall be a final version that         NFESC 52          1      1      1
     incorporates comments from the Government review of the draft report.                       -----------------------------------
                                                                                                 15.  TOTAL        2      2      2
                                                                                                 ===================================

     Technical Report shall compile all of the design criteria, assumptions, calculations performed, issues and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculations. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copes of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100 MB Iomega(R) zip (TM) drive or CD ROM. Electronic copies of small items (less than 1 Megabyte), may be deliverable by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.
------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             28 Nov. 2001        P. Furman                                           28 Nov. 2001
------------------------------------------------------------------------------------------------------------------------------------


Form 1423-2, JUN 90      Previous editions are obsolete            Page __ of __

                                                        NAVOCNR OVERPRINT (1-91)

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
     N00014-02-C-0053              A              TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.  CONTRACT/PR NO.                 F.   CONTRACTOR
     Ocean Power Technology Program                                                                   Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A010                 Technical Report                                                            Wave Tank Tests
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.  CONTRACT REFERENCE              6.   REQUIRING OFFICE
                                                                 SOW Task 2.5                         ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             111 DAC - See BLK 16
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  153 DAC - See BLK 16                                   -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254           LT     DD
     BLK 12: The first submission of the report shall be a draft of the Technical Report.
     Government comments on the draft report will be returned to the Contractor 14 days prior to ONR 334           1      1      1
     the required submission of the Final Technical Report (see BLK 13)
     BLK 13: The second submission of the Technical Report shall be a final version that         NFESC 52          1      1      1
     incorporates comments from the Government review of the draft report.                       -----------------------------------
                                                                                                 15.  TOTAL        2      2      2
                                                                                                 ===================================

     Technical Report shall compile all of the design criteria, assumptions, calculations performed, issues and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculations. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copes of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100 MB Iomega(R) zip (TM) drive or CD ROM. Electronic copies of small items (less than 1 Megabyte), may be deliverable by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                            H.   DATE           L.   APPROVED BY                                   J.   DATE
     R. L. Brackett                              28 Nov. 2001        P. Furman                                          28 Nov. 2001
------------------------------------------------------------------------------------------------------------------------------------


Form 1423-2, JUN 90      Previous editions are obsolete            Page __ of __

                                                        NAVOCNR OVERPRINT (1-91)

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
     N00014-02-C-0053              A              TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.)               F.   CONTRACTOR
     Ocean Power Technology Program                                                                   Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A011                 Design Drawings                                                             Multi-Buoy Wave Energy
                                                                                                      Converter Design
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
                                                                  SOW Task 2.9 & 2.10                 ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             214 DAC - See BLK 16           -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  241 DAC - See BLK 16                                   -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254           LT    DD
     BLK 12: The first submission of the Design Drawings shall be a draft of the
     drawings. Government comments on the draft drawings will be returned to the                 ONR 334           1      1      1
     Contractor 14 days prior to the required submission of the Final Design Drawings
     (see BLK 13)                                                                                NFESC 52          1      1      1
     BLK 13: The second submission of the Design Drawings shall be a final version that          -----------------------------------
     incorporates comments from the Government review of the draft report.                       15.  TOTAL        2      2      2
                                                                                                 ===================================

     Final Drawings shall be prepared in sufficient detail and presented in such a form that they could be used by an independent reviewer to support the conclusions and assessment of feasibility presented in the Final Design Report. Drawings and specifications shall be coordinated. The terminology used in specifications and drawings shall be identical. All drawing shall be delivered in electronic form and shall be compatible with either .dxf or .pdf file formats. Electronic files shall be delivered on a medium compatible with a 100 MB Iomega(R) zip (TM) drive or CD ROM. The electronic drawing files shall be scaled such that when printed they produce size F, 28 x 40 inch full size design drawings.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             28 Nov. 2001        P. Furman                                           28 Nov. 2001
------------------------------------------------------------------------------------------------------------------------------------


Form 1423-2, JUN 90      Previous editions are obsolete            Page __ of __

                                                        NAVOCNR OVERPRINT (1-91)

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
     N00014-02-C-0053              A              TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                                                                   Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A012                 Technical Report                                                            Installation and Test Plan
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
                                                                  SOW Task 3.22.5                     ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             214 DAC - See BLK 16           -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  326 DAC - See BLK 16                                   -----------
                                                                                                   ADDRESSEE     Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254                  LT     DD
     BLK 12: The first submission of the report shall be a draft of the Technical Report.
     Government comments on the draft report will be returned to the Contractor 14 days          ONR 334           1      1       1
     prior to the required submission of the Final Technical Report (see BLK 13)
     BLK 13: The second submission of the Technical Report shall be a final version that         NFESC 52          1      1       1
     incorporates comments from the Government review of the draft report.                       -----------------------------------
                                                                                                 15. TOTAL         2      2       2
                                                                                                 ===================================

     Technical Report shall compile all of the design criteria, assumptions, calculations performed, issues and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculations. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copes of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100 MB Iomega(R) zip (TM) drive or CD ROM. Electronic copies of small items (less than 1 Megabyte), may be deliverable by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             28 Nov. 2001        P. Furman                                           28 Nov. 2001
------------------------------------------------------------------------------------------------------------------------------------


Form 1423-2, JUN 90      Previous editions are obsolete            Page __ of __

                                                        NAVOCNR OVERPRINT (1-91)

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
     N00014-02-C-0053              A              TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                                                                   Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A013                 Technical Report                                                            Multi-Buoy In-Ocean Physical
                                                                                                      Test
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)                 5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
                                                                  SOW Task 4                          ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              3TIME             573 DAC - See BLK 16
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  624 DAC - See BLK 16                                   -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254           LT     DD
     BLK 12: The first submission of the report shall be a draft of the Technical Report.
     Government comments on the draft report will be returned to the Contractor 14 days prior    ONR 334           1      1      1
     to the required submission of the Final Technical Report (see BLK 13)
     BLK 13: The second submission of the Technical Report shall be a final version that         NFESC 52          1      1      1
     incorporates comments from the Government review of the draft report.                       -----------------------------------
                                                                                                 15.  TOTAL        2      2      2
                                                                                                 ===================================

     Technical Report shall compile all of the design criteria, assumptions, calculations performed, issues and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculations. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copes of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100 MB Iomega(R) zip (TM) drive or CD ROM. Electronic copies of small items (less than 1 Megabyte), may be deliverable by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             28 Nov. 2001        P. Furman                                           28 Nov. 2001
------------------------------------------------------------------------------------------------------------------------------------


Form 1423-2, JUN 90      Previous editions are obsolete            Page __ of __

                                                        NAVOCNR OVERPRINT (1-91)

Ocean Power Technology Program SOW                              N00014-02-C-0053
Attachment 1

STATEMENT OF WORK

TASK DESCRIPTIONS

TASK GROUP 1.0: OCEAN TEST SITE PLANNING AND PREPARATION

TASK 1.1: OPT CONTRACT AWARD (MILESTONE)

TASK 1.2: OPT KICK-OFF AND PHEPS UPDATE (MEETING)

     The project team will conduct a kick-off meeting to review the OPT program plan and any information pertinent to the [**] test. Important inputs and factors learned thus far on the PHEPS effort will be reviewed to determine their relevance to the OPT effort.

TASK GROUP 2.0 MEDELING SYSTEM DESIGN

     Key mathematical models in three design areas will be developed during the design phase: Hydrodynamic, Operational Availability, and Multiple Buoy Power Combination. The upgrade of OPT's existing Hydrodynamic model was performed on the PHEPS contract; however, subsequent wave tank testing and further model validation and simulation will occur during the OPT system design phase. The models will be developed around OPT's baseline WEC design, using actual data retrieved from past and present buoy testing for validation. Inputs to the model will consist of agreed upon met-ocean parameters such as wave climate and baseline WEC configuration.

TASK 2.1: RETRIEVE DATA FROM WEC OPERATIONS

     OPT will assemble pertinent data from past wave tank and ocean experiments and make available to modeling teams.

TASK 2.2: CREATE AO MODEL

     With the assistance of NFESC technical personnel, OPT will select an outside contractor to develop a basic and reasonable Ao model of the WEC system. NFESC's experience with the MPAT Model will be reviewed for applicability to this program. OPT will provide information to the contractor about the baseline WEC design and the input met-ocean conditions. The contractor will develop and code a model that will estimate system availability, and also identify key risk areas. Due to NFESC's experience in this modeling, NFESC will provide consultation in guiding model development. The model will be reviewed with OPT and NFESC for quality and system completeness.


Ocean Power Technologies, Inc.          1                       October 19, 2001

Ocean Power Technology Program SOW                              N00014-02-C-0053
Attachment 1

TASK 2.3: CREATE MULTI-BUOY POWER COMBINATION MODEL

     Using various simulation and software packages, such as Simulink or Sabe, OPT will model a multi-unit WEC system to determine the most efficient method of combining power from two separate WEC units. Work will focus on hydraulic and electrical subsystem configuration to find an optimal arrangement. The model will yield a block diagram (with identified equipment) with major equipment parameters from which a system can be designed. Code will be primarily developed in-house with sub-contractors providing recommended practical system configurations in hydraulics and electrical power conversion for basis of the modeling. Varying input data on buoy motion will be input into the models for a preliminary validation, checking for reasonability.

TASK 2.4: MODELS REVIEW

     Members of the project team involved with the modeling efforts (NFESC, OPT and contractors/consultants) will review the models and assumptions for accuracy, relevance, quality and completeness versus their intended design.

TASK 2.5: WAVE TANK TESTING

     Wave tank testing will encompass a small-scale buoy and mooring design based on the baseline design OPT, consultants, and NFESC technical personnel will identify the necessary parameters and expected results from a wave tank test. The purpose of the test is to provide validation of the hydrodynamic model and Ao model. A wave tank test plan will be devised. A scale model of the proposed WEC system design will be fabricated. The model will be appropriately sized and instrumented to yield useful results. Data will be collected, results tabulated and analyzed. The test can occur at the University of Delaware, US Naval Academy, NSWC Carderock, or other suitable facility, depending upon scaling needs and tank capabilities.

TASK 2.6: MODEL VALIDATION AND SIMULATIONS

TASK 2.6.1: HYDRODYNAMIC MODEL

     Wave tank test data will be used to update and validate the model. Then full-scale simulations using input met-ocean data will be conducted to determine system response and loads on the structure.

TASK 2.6.2: AO MODEL

     Pertinent wave tank test data will be used to validate the model. Then full-scale simulations using input met-ocean data will be conducted to evaluate the preliminary system design.

TASK 2.7: IDENTIFY RISKS AND SYSTEM DESIGN REQUIREMENTS

     Results from the hydrodynamic and Ao simulations, and multi-buoy studies, site-specific data, and test requirements will be documented. This step is important in defining the detailed requirements that hardware and systems must be designed to. This document will lead up to a review of the design requirements and test system expectations. A general system specification


Ocean Power Technologies, Inc.          2                       October 19, 2001

Ocean Power Technology Program SOW                              N00014-02-C-0053
Attachment 1

     requirements document will be prepared. Risks and System Design Requirements previously documented for the PHEPS project will be amended.

TASK 2.8: IDENTIFY OCEAN TEST REQUIREMENTS

     OPT will solicit from members of the project team opinions and recommendations as to desired and necessary types of data associated with the full-scale system test. Data that will help support Ao and hydrodynamic analyses are important. Based on these inputs, OPT's engineering staff will amend the system test requirements document, previously prepared on the PHEPS project, circulate it to the project team and solicit further inputs and recommendations. The amended document will identify what is to be tested, how it is to be tested, who will mange the data, and the sampling rate. The team will identify how the data will be analyzed. The document will state the success criteria for the test.

TASK 2.9: DESIGN

TASK 2.9.1: DESIGN REQUIREMENTS REVIEW

     The project team will conduct a review of the design requirements developed under the PHEPS contract that will incorporate changes suggested by the Operational Availability analysis, wave tank tests and hydrodynamic analysis and address the system design with regard to the site to include system design requirements, ocean test requirements and issues relating to the deployment site such as environmental, cable, shore-based facilities, buoy and anchor/mooring installation and removal implications.

TASK 2.9.2: BUOY DESIGN

     OPT engineering staff and contractors will modify the existing buoy design to meet the design requirements. These changes will be done using CAD packages such as ProE, Solidworks or Autocad. FEA's will be conducted on critical structural members under high loads.

TASK 2.93: ANCHOR/MOORING DESIGN

     An experienced contractor (such as Makai Ocean Engineering) will design an anchoring and mooring system that meets the holding power and damping requirements for the buoy based on the local oceanographic conditions, Ao model inputs and the force calculations from the hydrodynamic modeling.

TASK 2.9.4: ELECTRICAL AND HYDRAULIC SUBSYSTEMS DESIGN

     A contractor experienced in ocean cable systems (such as Makai Ocean Engineering) plus OPT's electrical engineering staff will specify electrical transmission cable and mode. The remainder of the electrical and hydraulic subsystems will be designed by OPT and its contractors in accordance with the Design Requirements for a [**].

TASK 2.9.5: SENSORS, DATA ACQUISITION AND CONTROL DESIGN

     Under the PHEPS contract, the work content in the area of sensors and data acquisition design focused on accommodating enhanced data and instrumentation requirements to support needs for


Ocean Power Technologies, Inc.          3                       October 19, 2001

Ocean Power Technology Program SOW                              N00014-02-C-0053
Attachment 1

     comprehensive test data. In this task, the work will utilize the enhanced sensor and data capability already developed but will focus on the control algorithm and user interface for sea-based and shore-based equipment for a [**].

TASK 2.9.6: DESIGN REVIEW

     The project team including NFESC, OPT, ONR, design consultants, and fabrication contractors as required, will review the system design. Additional wave tank testing will be performed, if necessary under Program Option 1, for additional validation.

TASK 2.10: DESIGN- MODIFICATIONS

     Based on the results of the Preliminary Design Review, the system design may need to be modified. A final system design will be compiled, and then assessed relative to the wave tank test results and context of the Ao, Hydrodynamic models and matched against the System Design Requirements to check on design conformity to the requirements.

TASK GROUP 3.0: OCEAN TEST PREPARATION

TASK 3.1: SYSTEM PROCUREMENT AND FABRICATION

     This task will include the conversion of the WEC system design to detailed fabrication drawings, the selection of suppliers, and the activities involved in procurement, fabrication and supplier and QA management. It is important that long-lead time items be identified and ordered early on in the project so they may follow a staged deployment within the plan to allow the final installation timing goals to be met.

TASK 3.2: INSTALLATION AND TEST PLANS

     Detailed installation and test plans, previously developed for the PHEPS contract, will be amended by OPT to include the additional installation and test requirements necessary to support the two-buoy system. These plans will be circulated to the project team for feedback, leading up to a review of such plans.

TASK 3.3: INSTALLATION AND TEST PLANS REVIEW

     The project team will review the installation and test plan. Involved site and contractor personnel or their representatives will be involved in the review.

TASK 3.4 SITE PREPARATIONS

     Any required permits or coordinating with local facilities will have been obtained by the government under an earlier task. Local Navy personnel previously worked with OPT's electrical engineering and project staff to specify on shore electrical interface and equipment facilities requirements. The land based electrical and communications equipment facility will be either constructed or arranged for within existing infrastructure. Any remaining final diving surveys to map cable routes and anchor site and hydrographic surveys will be conducted. OPT will be responsible for this effort, working through contractors, or seeking US Navy/NFESC


Ocean Power Technologies, Inc.          4                       October 19, 2001

Ocean Power Technology Program SOW                              N00014-02-C-0053
Attachment 1

     diving resources and other resources if cost effective and available. This proposal assumes that OPT's contractor will perform these tasks.

TASK 3.5 PRE-INSTALLATION REVIEW

     Prior to system installation, a final review of the installation plan will be held with the project team.

TASK 3.8: SYSTEM INSTALLATION (1 BUOY AND ELECTRICAL HOOK-UP)

     The installation of the [**] will be carried out in accordance with the installation and test plans. The organizational structure for the installation activity will be established with clear lines of communication protocol and decision making authority. An experienced contractor (such as Sea Engineering, Inc. and Makai Ocean Engineering and their subcontractors) will carry out the installation of the cable, anchors/mooring, buoy, and additional infrastructure necessary to support the [**]. The installation may be carried out in separate phases due to its relative sensitivity to weather. The land-based equipment previously specified and documented in the cost proposal will be installed in the equipment facility. Based on local infrastructure, resource scheduling, weather and logistical issues, the installation schedule must remain somewhat flexible.

TASK GROUP 4.0: OCEAN TEST

TASK 4.1: MONITORING, DATA COLLECTION AND ANALYSIS

     Data from the WEC system operation will be collected and entered into the operational database. Data will be collected in several different ways. Some parameters will be monitored electronically from sensors through a data acquisition system. Other parameters may be monitored by direct human interaction, such as daily observations of an electric meter or counter at a land-based facility. Other parameters may require divers to make routine visual inspections of the buoy and anchor components to check for corrosion, marine growth, and wear. Data from other sensing devices such as independent wave characteristic monitoring devices (wave rider buoys, acoustic Doppler units, etc.) must be collected and integrated. Analysis of the data collected will identify trends, anomalies and key operational points. Some of this analysis will be conducted by statistical and event mapping of data from spreadsheet or other database format. The data will be presented in a time-based format to allow correlation with varying events with system responses. Data will be analyzed by OPT personnel with assistance from contractors and NFESC personnel as required.

TASK 4.2: MID-TEST REVIEW

     Members of the project team will review the results of the ocean test mid-way through the test period. Recommendations for changes in the test plan can be made at that time.


Ocean Power Technologies, Inc.          5                       October 19, 2001

Ocean Power Technology Program SOW                              N00014-02-C-0053
Attachment 1

TASK 4.3: MODEL UPDATE AND DESIGN VALIDATION

     On-going actual data collected will be "fed" back into the key models for purposes of model validation. Variations in actual results vs. model predictions will be studied. Models will be updated once resolutions to the variances have been solved or researched.

TASK 4.4: CONCLUSIONS AND RECOMMENDATIONS

     Comparison of the models to actual performance will be made to form the results. Conclusions and recommendations can them be formulated.

TASK 4.5: FINAL REVIEW

     All project team members will met to present the key findings from the tests and review the conclusions and recommendations.

TASK GROUP 5.0: PROGRAM MANAGEMENT

     PROGRAM PLANNING AND TRACKING - The OPT Program Manager will be responsible for resource assignment, task direction and schedule management. OPT will notify the government when the project reaches 75% completion in terms of cost.

     PROGRAM MEETINGS - Program meetings will be established to coincide with key technical milestones.

     PROGRESS REPORTS - OPT will prepare and distribute the minutes from Review Meetings, Monthly Progress Reports, and Major Technical Reports in accordance with the Contract Data Requirements List (CDRL) Items.

TASK GROUP 6.0: PROGRAM OPTIONS:

TASK 6.1 WAVE TANK TEST AND MODEL VALIDATION - OPTION 1

TASK 6.1.1 WAVE TANK TESTS (SECOND PASS)

     Second pass wave tank testing will encompass a small-scale buoy and mooring design based on the preliminary design. OPT, consultants, and NFESC technical personnel will identify the necessary parameters and expected results from a wave tank test. The purpose of the test is to provide validation of the hydrodynamic model. A wave tank test plan will be devised. A scale model of the proposed WEC system design will be fabricated. The model will be appropriately sized to yield useful results.

TASK 6.1.2: VALIDATE NUMERICAL MODELS

     Based on the results of the wave tank studies, the data will be input back into the hydrodynamic and Ao models for validation.

TASK 6.2: ON-GOING OCEAN TEST - CONTINUE TO MONITOR [**] - OPTION 2

     The WEC system deployed in the ocean [**] project [**] will continue to be to be monitored. Data will be retrieved and entered into the operational availability database.


Ocean Power Technologies, Inc.          6                       October 19, 2001

Ocean Power Technology Program SOW                              N00014-02-C-0053
Attachment 1

     Data will be gathered from electronic monitoring of sensors as well as routine visual observations and inspections of the unit.

TASK 6.3: SYSTEM REMOVAL - OPTION 3

     This option will allow for removal [**], canister, wave data buoy, sub sea cable, land-based cable, and shore-based electronics. [**].


Ocean Power Technologies, Inc.          7                       October 19, 2001

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)   2. SPIIN (CRITICAL)   3. MOD (CRITICAL)   4. PR NUMBER                           PAGE 1OF 1
   N0001405C0384                                                             05PR09436-00
------------------------------------------------------------------------------------------------------------------------------------
          6. LINE OF ACCOUNTING
          ----------------------------------------------------------------------------------------
                                                                                     K.
                                                                                        COST CODE
          A.         B.            C.         D.               H.                    --------------- 7.             NAVY INTERNAL
          ACRN       APPROPRIATION SUBHEAD    OBJ E.   F.  G.  AAA        I.  J.      PROJ      PDLI AMOUNT            USE ONLY
CLIN/SLIN (Critical) (CRITICAL)    (CRITICAL) CLA PARM RFM SA  (CRITICAL) IT  PAA     UNIT MCC & SUF (CRITICAL)      REF DOC/ACRN
--------- ---------- ------------- ---------- --- ---- --- --- ---------- --- ------ ----- --- ----- ------------- ---------------
              AA        1711319       W3FA    255  RA  333  0    068342   2D  000000 02839 000  4KT0 $2,400,000.00 PR#02PR02408-00
                                                                                                                   FRC: 34KT

                                                                                                   -------------
                                                                                        PAGE TOTAL $2,400,000.00

                                                                                       GRAND TOTAL $2,400,000.00
------------------------------------------------------------------------------------------------------------------------------------

PREPARED/AUTHORIZED BY:                                COMPTROLLER APPROVAL:
                                                          FOR FISCAL DATA AND SIGNATURE
-----------------------

                                                          BY                                  for COMPTROLLER, ONR CONTRACT REVIEWED
                                                             --------------------------------
DATE:                                                  DATE:
      -----------------                                      ------------------
------------------------------------------------------------------------------------------------------------------------------------

ONR AWARD FORM (2/00) - version 1.1

(SEAL)

                             DEPARTMENT OF THE NAVY            IN REPLY REFER TO
                            OFFICE OF NAVAL RESEARCH               15 April 2002
                             800 NORTH QUINCY STREET
                            ARLINGTON, VA 22217-5660

OCEAN POWER TECHNOLOGIES, INC.
Attn: Ms. Debbie Montagna
1590 Reed Road
Pennington, NJ 08534

Dear GSA Supplier:

Office of Naval Research (ONR) has awarded a contract to the contractor referenced above. Ocean Power Technologies (OPT) is currently conducting research for the ONR under contract N00014-01-C-0368 through 15 March 2003 and N00014-01 -C-0053 through 10 May 2004.

Please allow OPT to purchase under the GSA schedule to obtain pricing as if ONR was purchasing the item. The materials purchased are for ONR under the contracts referenced above.

The Office of Naval Research appreciates your cooperation for this acquisition. For further information, please contact Cheryl De Lisle at 703-696-2571.

                                        Sincerely,


                                        /s/ Todd Hanson
                                        ----------------------------------------
                                        Todd Hanson
                                        Contracting Officer

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              CONTRACT ID CODE                       PAGE OF PAGES
                                                                                D0-C9(U)                                 1       11
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.   3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REG. NO.   5. PROJECT NO. (If applicable)
------------------------------------------------------------------------------------------------------------------------------------
   P00001                          SEE BLOCK 16C       02PR02408-01                       N.A.
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                    CODE   N00014       7. ADMINISTERED BY (If other than Item 6)   CODE   S3915A
                                                       SCD-C
                                                       -----------------------------------------------------------------------------
   OFFICE OF NAVAL RESEARCH                            DCM PHILADELPHIA
   ONR 254 Cheryl De Lisle (703)696-2571 E-mail        PO BOX 11427
   cheryl_delisle@onr.navy.mil                         700 ROBBINS AVE., BLDG 4A
   BALLSTON CENTRE TOWER ONE                           PHILADELPHIA, PA 19111-0427
   800 NORTH QUINCY STREET
   ARLINGTON, VA 22217-5660
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)   (3)   9A. AMENDMENT OF SOLICITATION NO.
                                                                                    N.A.
   OCEAN POWER TECHNOLOGIES INC.                                              [ ]   9B. DATED (SEE ITEM 11)
   1590 REED ROAD                                                             ------------------------------------------------------
   PENNINGTON, NJ 08534                                                       [X]   10A. MODIFICATION OF CONTRACT/ORDER NO
                                                                                    N00014-02-C-0053
                                                                              ------------------------------------------------------
                                                                                    10B. DATED (SEE ITEM 13)
---------------------------------------------------------------------------         11-FEB-02
CODE                            FACILITY CODE
04EP7
------------------------------------------------------------------------------------------------------------------------------------
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and data specified for receipt of Offers [ ] is extended [ ] is not extended.
------------------------------------------------------------------------------------------------------------------------------------
Offers must acknowledge receipt of this amendment prior to the hour and data specified in the solicitation or as amended, by on of the following methods:
(a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)
    SEE THAT ATTACHED FINANCIAL ACCOUNTING DATA (FAD) SHEET(S)
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRTACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
(3)   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
[ ]   ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
[ ]   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
[ ]   C. SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION:
------------------------------------------------------------------------------------------------------------------------------------
[X]   D. OTHER (Specify type of modification and authority)
         MUTUAL AGREEMENT OF BOTH PARTIES AND KTR PROPOSAL DATED 1 JULY 2002
------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return ____ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    The purpose of this modification is to exercise and expand the effort under Option 3 (CLIN 0005) of contract N00014-02-C-0053, add the Allotment of Funds clause, incorporate the latest terms and conditions, and incrementally fund Option 3.

    Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                      16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Charles F. Dunleavy                                                Lee Ann Boyer
     Chief Financial Officer                                            Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                         15C. DATE SIGNED   16B. UNITED STATES OF AMERICA                    16C. DATE SIGNED


/s/ Charles F. Dunleavy                         3 Sept. 2002       BY /s/ Lee Ann Boyer                             9/9/02
---------------------------------------------                         -------------------------------------------
(Signature of person authorized to sign)                              (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                         30-105                                    STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA
NAVONR OVERPRINT (3-88)                                                                                FAR (48 CFR) 53.243

This modification results in the expansion of Option 3 of Section B as stated below:

1. Option 3 of Section B - Supplies or Services and Prices/Costs is hereby exercised and expanded as follows

                                                                       ESTIMATED                TOTAL ESTIMATED
ITEM NO.                       SUPPLIES/SERVICES                          COST     FIXED FEE   COST & FIXED FEE
--------                       -----------------                       ---------   ---------   ----------------
0001       The Contractor shall furnish the necessary personnel and                              $2,399,893.00
           facilities to conduct the research effort as described in
           Section C.                                                   $   [**]    $  [**]

0002       Reports and Data in accordance with Exhibit A (DD Form
           1423)                                                                                           NSP

0003       Option 1, Wave Tank Test 2; Validate Numerical Models        $ 99,850      5,991      $  105,841.00

0004       Option 2, On-Going Ocean Test-Continue Monitoring            $107,979      6,479      $  114,458.00

0005       Option 3, Complete System Removal as stated in section C.    $259,984     15,599      $  275,583.00

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

1. The Contractor shall conduct research in accordance with the original contract with the exception of Option 3 revised as stated below:

OPTION 3: WES System Removal

This option will allow for removal of [**] and the associated system components including the canister, wave date device, Sub Sea, and land-based cables, and shore-based electronics. At the end of the test period, a suitable subcontractor such as Sea Engineering Inc. will remove [**] from the water and move them to a temporary government storage location. Storage costs, if applicable will be at the Government's expense. From this storage point, at the Government's discretion, the equipment can either be made available for use at some other Government test site, scrapped at the Government's expense or offered to Ocean Power Technologies, Inc. for its own use.

2. Add to SECTION G, the Allotment of Funds clause, paragraph 6 below, and increase the total amount of the contract by $[**] for the expansion to Option 3.

     6.   ALLOTMENT OF FUNDS

          It is hereby understood and agreed that this contract will not exceed a total amount of $[**] including an estimated cost of $[**] and a fixed fee of $[**].

          CLIN 0001 is fully funded.

Contract Number: N00014-02-C-0053
Modification P00001

          CLIN 0005 is incrementally funded in the amount of $[**] including an estimated cost of $[**] and a fixed fee of $[**]

3. In Section I, delete all the clauses and insert the following Section I clauses:

Introduction: Section I

Attention: Prime Contractors. If a subaward is made to an educational institution, Prime Contractors are directed to please refer to the ONR Model Award for appropriate flow-down clauses to universities. See http://www.onr.navy.mil. click Contracts & Grants Icon. Click Model Awards Link. Click Section I clauses that flow-down to University subcontractors.

SECTION I - CONTRACT CLAUSES

Cost-Plus-Fixed Fee (JUNE 2002) (1)

(A)  FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:
http://www.arnet.gov/far/
http://web1.deskbook.osd.mil/htmlfiles/DBY_far.asp
http://web2.deskbook.osd.mil/htmlfiles/DBY_dfars.asp
http://farsite.hill.af.mil/farsite_script.html

For instance, a dollar threshold may trigger the applicability of the clause or a certain condition of the research may trigger the applicability of the clause. In order to provide some assistance, as to when a dollar threshold triggers a clause, we have associated certain symbols with dollar thresholds. The symbols and their appropriate dollar thresholds are as follows:

*    Applies when contract action exceeds $10,000

**   Applies when contract action exceeds $100,000

+    Applies when contract action exceeds $500,000

++ Applies when contract action exceeds $500,000 and subcontracting possibilities exist. Small Business Exempt.

x    (DD 250)

xx   Not applicable

Contract Number: N00014-02-C-0053
Modification P00001

I.   FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

**   FAR 52.202-1    Definitions (DEC 2001)
**   FAR 52.203-3    Gratuities (APR 1984)
**   FAR 52.203-5    Covenant Against Contingent Fees (APR 1984)
**   FAR 52.203-6    Restrictions on Subcontractor Sales to the Government (JUL
                     1995)
**   FAR 52.203-7    Anti-Kickback Procedures (JUL 1995)
**   FAR 52.203-8    Cancellation, Rescission, and Recovery of Funds for Illegal
                     or Improper Activity (JAN 1997)
**   FAR 52.203-10   Price or Fee Adjustment for Illegal or Improper Activity
                     (JAN 1997)
**   FAR 52.203-12   Limitation on Payments to Influence Certain Federal
                     Transactions (JUN 1997)
**   FAR 52.204-4    Printing/Copying Double-Sided on Recycled Paper (AUG 2000)
     FAR 52.211-15   Defense Priority and Allocation Requirements (SEP 1990)
**   FAR 52.215-2    Audit and Records - Negotiation (JUN 1999) and Alternate II
                     (APR 1998) (Alternate II is only applicable with cost
                     reimbursement contracts with State and local Governments,
                     educational institutions, and other non-profit
                     organizations.)
     FAR 52.215-8    Order of Precedence - Uniform Contract Format (OCT 1997)
+    FAR 52.215-10   Price Reduction for the Defective Cost or Pricing Data (OCT
                     1997) (The clause is applicable to subcontracts over
                     $550,000.)
+    FAR 52.215-12   Subcontractor Cost or Pricing Data (OCT 1997) (Applicable
                     to subcontracts over $550,000 only)
**   FAR 52.215-14   Integrity of Unit Prices (OCT 1997) and Alternate I (OCT
                     1997) (Alternate I is applicable if the action is
                     contracted under Other Than Full and Open Competition)
+    FAR 52.215-15   Pension Adjustments and Asset Reversions (DEC 1998)
+    FAR 52.215-18   Reversion or Adjustment of Plans for Postretirement
                     Benefits (PRB) Other than Pensions (OCT 1997)
+    FAR 52.215-19   Notification of Ownership Changes (OCT 1997) (Applicable
                     when Cost or Pricing Data is required)
     FAR 52.216-7    Allowable Cost and Payment (FEB 2002)
     FAR 52.216-8    Fixed Fee (MAR 1997)
**   FAR 52.219-4    Notice of Price Evaluation Preference for HUBzone Small
                     Business Concerns (JAN 1999)
**   FAR 52.219-8    Utilization of Small Business Concerns (OCT 2000)
++   FAR 52.219-9    Small Business Subcontracting Plan (JAN 2002)

Award Number: N00014-02-C-0053
Modification Number: P00001

++   FAR 52.219-16        Liquidated Damages - Subcontracting Plan (JAN 1999)
     FAR 52.222-1         Notice to the Government of Labor Disputes (FEB 1997)
**   FAR 52.222-2         Payment for Overtime Premiums (JUL 1990) (Note: The
                          word "zero" is inserted in the blank space indicated
                          by an asterisk)
     FAR 52.222-3         Convict Labor (AUG 1996) (Reserved when FAR 52.222-20
                          Walsh Healy Public Contracts Act is applicable)
**   FAR 52.222-4         Contract Work Hours and Safety Standards Act -Overtime
                          Compensation (SEP 2000)
     FAR 52.222-21        Prohibition of Segregated Facilities (FEB 1999)
     FAR 52.222-26        Equal Opportunity (APR 2002)
*    FAR 52.222-35        Equal Opportunity for Special Disabled Veterans,
                          Veterans of the Vietnam Era, and Other Eligible
                          Veterans (DEC 2001 1998)
*    FAR 52.222-36        Affirmative Action for Workers with Disabilities (JUN
                          1998)
*    FAR 52.222-37        Employment Reports on Special Disabled Veterans,
                          Veterans of the Vietnam Era, and Other Eligible
                          Veterans (DEC 2001)
**   FAR 52.223-14        Toxic Chemical Release Reporting (OCT 2000)
     FAR 52.225-13        Restrictions on Certain Foreign Purchases (JUL 2000)
**   FAR 52.227-1         Authorization and Consent (JUL 1995) and Alternate I
                          (APR 1984)
**   FAR 52.227-2         Notice and Assistance Regarding Patent and Copyright
                          Infringement (AUG 1996)
     FAR 52.228-7         Insurance Liability to Third Persons (MAR 1996)
                          (Further to paragraph (a)(3), unless otherwise stated
                          in this contract, types and limits of insurance
                          required are as stated in FAR 28.307-2)
     FAR 52.232-9         Limitation on Withholding of Payments (APR 1984)
**   FAR 52.232-17        Interest (JUN 1996)
     FAR 52.232-23        Assignment of Claims (JAN 1986) and Alternate I (APR
                          1984)
     FAR 52.232-25        Prompt Payment (FEB 2002) and Alternate I (FEB 2002)
                          (The words "the 30th day" are inserted in lieu of "the
                          7th day" at (a)(5)(i). [When Alternate I is applicable
                          (a)(5)(i) does do not apply] [ALTERNATE I APPLIES WHEN
                          AWARDING A COST REIMBURSEMENT CONTRACT FOR SERVICES]
     FAR 52.232-33        Payment by Electronic Funds Transfer - Central
                          Contractor Registration (MAY 1999)
     FAR 52.233-1         Disputes (JULY 2002)
     FAR 52.233-3         Protest After Award (AUG 1996) and Alternate I (JUN
                          1985)
     FAR 52.242-1         Notice of Intent to Disallow Costs (APR 1984)

Award Number: N00014-02-C-0053
Modification Number: P00001

+    FAR 52.242-3         Penalties for Unallowable Costs (MAY 2001)
     FAR 52.242-4         Certification of Final Indirect Costs (JAN 1997)
**   FAR 52.242-13        Bankruptcy (JUL 1995)
     FAR 52.242-15        Stop Work Order (AUG 1989) and Alternate I (APR 1984)
     FAR 52.244-2         Subcontracts (AUG 1998) and Alternate I (AUG 1998)

                          [INSERT IN COST-REIMBURSEMENT CONTRACTS, AND LETTER,
                          TIME-AND-MATERIAL, AND LABOR-HOUR CONTRACTS EXCEEDING
                          SAP, AND FIXED PRICE CONTRACTS EXCEEDING SAP WHERE
                          UNPRICED ACTIONS ARE ANTICIPATED. USE ALTERNATE I FOR
                          COST-REMBNRSEMENT CONTRACTS]
**   FAR 52.244-5         Competition in Subcontracting (DEC 1996)
     FAR 52.244-6         Subcontracts for Commercial Items and Commercial
                          Components (APR 2002)
     FAR 52.245-5         Government Property (Cost-Reimbursement,
                          Time-and-Materials, or Labor-Hour Contracts) (JAN
                          1986) and ALT I (JUL 1985) (As modified by DoD Class
                          Deviation 99-00008 dated 13 July 1999) (ALT I is
                          applicable if the contractor is a nonprofit
                          organization whose primary purpose is the conduct of
                          scientific research)
**   FAR 52.247-64        Preference for Privately Owned U.S. Flag Commercial
                          Vessels (JUN 2000)
     FAR 52.249-6         Termination (Cost-Reimbursement) (SEP 1996)
     FAR 52.249-14        Excusable Delays (APR 1984)
     FAR 52.251-1         Government Supply Sources (APR 1984)
     FAR 52.253-1         Computer Generated Forms (JAN 1991)

II. DEPARTMENT OF DEFENSE FAR SUPPLEMENTAL (DFARS) (48 CFR CHAPTER 2) CLAUSES:

**   DFARS 252.203-7001   Prohibition On Persons Convicted of Fraud or Other
                          Defense-Contract-Related Felonies (MAR 1999)
     DFARS 252.204-7003   Control of Government Work Product (APR 1992)
     DFARS 252.204-7004   Required Central Contractor Registration (NOV 2001)
**   DFARS 252.209-7000   Acquisition from Subcontractors subject to On-Site
                          Inspection under the Intennediate Range Nuclear Forces
                          (INF) Treaty (NOV 1995)
**   DFARS 252.209-7004   Subcontracting with Firms That Are Owned or Controlled
                          by the Government of a Terrorist Country (MAR 1998)
 +   DFARS 252.215-7000   Pricing Adjustments (DEC 1991)
++   DFARS 252.219-7003   Small, Small Disadvantaged and Women-owned Small
                          Business Subcontracting Plan (DoD Contracts) (APR

Award Number: N00014-02-C-0053
Modification Number: P00001

                          1996)
**   DFARS 252.225-7012   Preference for Certain Domestic Commodities (APRIL
                          2002)
     DFARS 252.225-7031   Secondary Arab Boycott of Israel (JUN 1992)
XX   DFARS 252.227-7013   Rights in Technical Data - Noncommercial Items (NOV
                          1995), and Alternate I (JUN 1995)
XX   DFARS 252.227-7014   Rights In Noncommercial Computer Software and
                          Noncommercial Computer Software Documentation (JUN
                          1995)
     DFARS 252.227-7016   Rights in Bid or Proposal Information (JUN 1995)
     DFARS 252.227-7019   Validation of Asserted Restrictions - Computer
                          Software (JUN 1995)
     DFARS 252.227-7025   Limitations on the Use or Disclosure of
                          Government-Furnished Information Marked with
                          Restrictive Legends (JUN 1995)
     DFARS 252.227-7028   Technical Data or Computer Software Previously
                          Delivered to the Government (JUN 1995)
     DFARS 252.227-7030   Technical Data - Withholding of Payment (MAR 2000)
     DFARS 252.227-7036   Declaration of Technical Data Conformity (JAN 1997)
     DFARS 252.227-7037   Validation of Restrictive Markings on Technical Data
                          (SEP 1999)
     DFARS 252.231-7000   Supplemental Cost Principles (DEC 1991)
     DFARS 252.242-7000   Post-Award Conference (DEC 1991)
**   DFARS 252.243-7002   Requests for Equitable Adjustment (MAR 1998)
     DFARS 252.245-7001   Reports of Government Property (MAY 1994)
X    DFARS 252.246-7000   Material Inspection and Receiving Report (DEC 1991)
     DFARS 252.251-7000   Ordering from Government Supply Sources (MAY 1995)
**   DFARS 252.247-7023   Transportation of Supplies by Sea (MAY 2000)
**   DFARS 252.247-7024   Notification Of Transportation Of Supplies By Sea (MAR
                          2000) (Applicable when the Contractor has made a
                          negative response to the inquiry in the representation
                          at DFARS 252.247-7022.)
     DFARS 252.251-7000   Ordering from Government Supply Sources (MAY 1995)

(B) ADDITIONAL FAR AND DFARS CLAUSES

     This contract incorporates one or more clauses by reference as indicated by the mark of (X), with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/


     FAR 52.204-2         Security Requirements (AUG 1996) (Applicable if
                          contract will generate or require access to classified
                          information and DD Form 254, Contract Security

Award Number: N00014-02-C-0053
Modification Number: P00001

                          Classification Specification, is issued to the
                          contractor)
X    FAR 52.209-6         Protecting the Government's Interest when
                          Subcontracting with Contractors Debarred, Suspended,
                          or Proposed for Debarment (JUL 1995) (Applicable to
                          contracts exceeding $25,000 in value.)
X    FAR 52.215-17        Waiver of Facilities Capital Cost of Money (OCT 1997)
                          (Applicable if the Contractor did not propose
                          facilities capital cost of money in the offer)
     FAR 52.215-20        Requirements for Cost or Pricing Data or Information
                          Other Than Cost or Pricing Data (OCT 1997)
X                         (Applicable if cost or pricing data or information
                          other than cost or pricing data are required)
     FAR 52.215-21        Requirements for Cost or Pricing Data or Information
                          Other Than Cost or Pricing Data - Modifications (OCT
                          1997) (Applicable if cost or pricing data or
                          information other than cost or pricing data will be
                          required for modifications)
X    FAR 52.217-9         Option to Extend the Term of the Contract (MAR 2000)
                          (In paragraph (a), insert "any time before the
                          contract expires", and in paragraph (c), insert "27
                          months")
     FAR 52.219-3         Notice of Total HUBZone Set-Aside (JAN 1999)
     FAR 52.219-5         Very Small Business Set-Aside (MAR 1999) (For actions
                          between $2,500 and $50,000)
     FAR 52.219-6         Notice of Total Small Business Set-Aside (JUL 1996),
                          and Alternate I (OCT 1995) (Applicable to total small
                          business set-asides, including SBIR)
     FAR 52.219-7         Notice of Partial Small Business Set-Aside (JUL 1996)
                          and Alternate I (OCT 1995)
     FAR 52.219-10        Incentive Subcontracting Program (OCT 2001)
                          (Applicable at the PCO's discretion to contract
                          actions exceeding $500,000 and when subcontracting
                          possibilities exist. The clause is small business
                          exempt) (In paragraph (b), insert the appropriate
                          number between 0 and 10 - "XX") (Complete the space in
                          the parentheses)
     FAR 52.219-25        Small Disadvantaged Business Participation Program
                          -Disadvantaged Status and Reporting (OCT 1999)
                          (Applicable if contract includes FAR 52.219-24)
     FAR 52.219-26        Small Disadvantaged Business Participation Program
                          -Incentive Subcontracting Program (OCT 2000)
                          (Applicable at the PCO's discretion to contract
                          actions exceeding $500,000 and when subcontracting
                          possibilities exist. The clause is small business
                          exempt) (In paragraph (b), insert the appropriate
                          number between 0 and 10 - "XX") (Complete the space in
                          the parentheses)
     FAR 52.222-20        Walsh Healy Public Contracts Act (DEC 1996)

Award Number: N00014-02-C-0053
Modification Number: P00001

                          (Applicable if the contract includes deliverable
                          materials, supplies, articles or equipment in an
                          amount that exceeds or may exceed $10,000)
     FAR 52.223-5         Pollution Prevention and Right-to-Know Information
                          (APR 1998) (Applicable if contract provides for
                          performance, in whole or in part, on a Federal
                          facility)
X    FAR 52.223-6         Drug-Free Workplace (MAY 2001) (Applies when contract
                          action exceeds $100,000 or at any value when the
                          contract is awarded to an individual)
X    FAR 52.227-20        Rights in Data - SBIR Program (Mar 1994)
     FAR 52.230-2         Cost Accounting Standards (APR 1998) (Applicable when
                          contract amount is over $500,000, if contractor is
                          subject to full CAS coverage, as set forth in 48 CFR
                          Chapter 99, Subpart 9903.201-2(a) (FAR Appendix B)
     FAR 52.230-3         Disclosure and Consistency of Cost Accounting
                          Practices (APR 1998) (Applicable when contract amount
                          is over $500,000 but less than $25 million, and the
                          offeror certifies it is eligible for and elects to use
                          modified CAS coverage as set forth in 48 CFR Chapter
                          99, Subpart 9903.201-2 (FAR Appendix B)
     FAR 52.230-6         Administration of Cost Accounting Standards (NOV 1999)
                          (Applicable if contract is subject to either clause at
                          FAR 52.230-2, FAR 52.230-3 or FAR 52.230-5)
X    FAR 52.232-20        Limitation of Cost (APR 1984) (Applicable only when
                          contract action is fully funded)
X    FAR 52.232-22        Limitation of Funds (APR 1984) (Applicable only when
                          contract action is incrementally funded)
X    FAR 52.232-33        Payment by Electronic Funds Transfer - Central
                          Contractor Registration (MAY 1999)
     FAR 52.239-1         Privacy or Security Safeguards (AUG 1996) (Applicable
                          to contracts for information technology which require
                          security of information technology, and/or are for the
                          design, development, or operation of a system of
                          records using commercial information technology
                          services or support services.)
     FAR 52.245-18        Special Test Equipment (FEB 1993) Applicable when it
                          is anticipated that the contractor will acquire or
                          fabricate special test equipment but the exact
                          identification of the equipment is not known)
     DFARS 252.203-7002   Display of DoD Hotline Poster (DEC 1991) (Applicable
                          only when contract action exceeds $5 million or when
                          any modification increases contract amount to more
                          than $5 million)
     DFARS 252.204-7000   Disclosure of Information (DEC 1991) (Applies when
                          Contractor will have access to or generate
                          unclassified information that may be sensitive and
                          inappropriate for release to the public)

Award Number: N00014-02-C-0053
Modification Number: P00001

     DFARS 252.204-7005   Oral Attestation of Security Responsibilities (NOV
                          2001) (Applicable if FAR 52.204-2, Security
                          Requirements Applies)
X    DFARS 252.205-7000   Provision of Information to Cooperative Agreement
                          Holders (DEC 1991) (Applicable only when contract
                          action exceeds $500,000 or when any modification
                          increases total contract amount to more than $500,000)
X    DFARS 252.215-7002   Cost Estimating System requirements (Oct 1998)
                          (Applicable only to contract actions awarded on the
                          basis of certified cost or pricing data)
     DFARS 252.223-7004   Drug-Free Work Force (SEP 1988) (Applicable (a) if
                          contract involves access to classified information: or
                          (b) when the Contracting Officer determines that the
                          clause is necessary for reasons of national security
                          or for the purpose of protecting the health or safety
                          of performance of the contract.
     DFARS 252.223-7006   Prohibition on Storage and Disposal of Toxic and
                          Hazardous Materials (APR 1993) (Applicable if work
                          requires, may require, or permits contractor
                          performance on a DoD installation)
     DFARS 252.225-7001   Buy American Act and Balance of Payments Program (MAR
                          1998) (Applicable if the contract includes deliverable
                          supplies) (This clause does not apply if an exception
                          to the Buy American Act or Balance of Payments Program
                          is known or if using the clause at 252.225-7007,
                          252.225-7021, or 252.225-7036.)
     DFARS 252.225-7002   Qualifying Country Sources as Subcontractors (DEC
                          1991) (Applicable when clause at DFARS 252.225-7001,
                          252.227-7007, 252.227-7021, or 252.227-7036 applies)
     DFARS 252.225-7008   Supplies to be Accorded Duty-Free Entry (MAR 1998)
                          (Applicable when the contract provides for duty-free
                          entry and includes FAR 52.225-8 - Duty-Free Entry)
     DFARS 252.225-7009   Duty-Free Entry - Qualifying Country Supplies (End
                          Products and Components) (AUG 2000) (Applicable if
                          contract includes deliverable supplies)
     DFARS 252.225-7010   Duty-Free Entry - Additional Provisions (AUG 2000)
                          (Applicable when FAR 52.225-8 - Duty-Free Entry is
                          included in the contract.)
     DFARS 252.225-7016   Restriction On Acquisition Of Ball And Roller Bearings
                          (DEC 2000) (Applicable if contract includes
                          deliverable supplies, unless Contracting Officer knows
                          that items being acquired do not contain ball or
                          roller bearings)
X    DFARS 252.225-7026   Reporting of Contract Performance Outside the United
                          States (JUN 2000) (Applicable only when contract value
                          exceeds $500,000 or when any modification increases
                          contract value to more than $500,000)
     DFARS 252.226-7001   Utilization of Indian Organizations and Indian-Owned

Award Number: N00014-02-C-0053
Modification Number: P00001

                          Economic Enterprises (SEP 2001) [(Applicable if FAR
                          Part 12 is not used, and for supplies and services
                          (but not R&D) expected to exceed SAP thresholds) (This
                          Final Rule replaces FAR 52.226-1 (JUN 2000) via DFARS
                          Chg Ntc 20020531]

 X   DFARS 252.227-7018   Rights in Noncommercial Technical Data and Computer
                          Software - Small Business Innovation Research (SBIR)
                          Program (JUN 1995) (Applicable when technical data or
                          computer software will be generated during performance
                          of contracts under the SBIR Program)

     DFARS 252.242-7004   Material Management and Accounting System (DEC 2000)
                          (Applicable to contract actions exceeding $100,000)
                          (Not applicable to contracts set aside for exclusive
                          participation by small business and small
                          disadvantaged business concerns)

C.   COST-PLUS-FIXED-FEE-RESEARCH AND DEVELOPMENT CLAUSES

The following FAR and DFARS clauses apply to Cost-Plus-Fixed-Fee Research and Development Contracts and are either required by regulation or are required when the circumstances of the contract warrant that they apply: (** - applies to contract actions exceeding $100,000)

     FAR 52.225-16        Sanctioned European Union Country Services (FEB 2000)

**   FAR 52.227-1         Authorization and Consent (JUL 1995) and Alternate I
                          (APR 1984)

     FAR 52.243-2         Changes - Cost Reimbursement (AUG 1987) and Alternate
                          V(APR 1984)

     FAR 52.246-9         Inspection of Research and Development (Short Form)
                          (APR 1984)

     FAR 52.246-23        Limitation of Liability (FEB 1997)

     DFARS 252.235-7002   Animal Welfare (DEC 1991)

     DFARS 252.235-7011   Final Scientific or Technical Report (SEP 1999)

The following FAR and DFARS clauses for Cost-Plus-Fixed-Fee Research and Development Contracts only apply when specifically marked with a check (x):

     FAR 52.227-10        Filing of Patent Applications -Classified Subject
                          Matter (APR 1984) (Applicable if contract is subject
                          to FAR clause 52.204-02 and either 52.227-11 or
                          52.227-12)

 X   FAR 52.227-11        Patent Rights - Retention by the Contractor (Short
                          Form) (JUN 1997) (Applicable if contractor is a small
                          business or non profit organization)

Award Number: N00014-02-C-0053
Modification Number: P00001

     OR

     FAR 52.227-12        Patent Rights - Retention by the Contractor (Long
                          Form) (JAN 1997) (Applicable if contractor is a large
                          business)

 X   DFARS 252.227-7034   Patents - Subcontracts (APR 1984) (Applicable when FAR
                          52.227-11 applies)

 X   DFARS 252.227-7039   Patents - Reporting of Subject Inventions (APR 1990)
                          (Applied when FAR 52.227-11 applies)

4. Revise sentence number 1 of Section K - Representations, Certifications and other statements of offeror as follows:

     1. The Contractor's Representations and Certifications, dated 21 June 2002 is hereby incorporated in to this contract by reference.

Award Number: N00014-02-C-0053
Modification Number: P00001

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)   2. SPIIN (CRITICAL)   3. MOD (CRITICAL)   4. PR NUMBER                           PAGE 1 OF 1
   N0001402C0053                                         P00001              02PR02408-01
------------------------------------------------------------------------------------------------------------------------------------
         6. LINE OF ACCOUNTING
         ----------------------------------------------------------------------------------------
                                                                                  K.
                                                                                     COST CODE
         A.         B.            C.         D.              H.                   --------------- 7.           NAVY INTERNAL
         ACRN       APPROPRIATION SUBHEAD    OBJ E.   F.  G. AAA        I. J.      PROJ      PDLI    AMOUNT       USE ONLY
CLIN/SLN (Critical) (CRITICAL)    (CRITICAL) CLA PARM RFM SA (CRITICAL) IT PAA     UNIT MCC & SUF  (CRITICAL)   REF DOC/ACRN
-------- ---------- ------------- ---------- --- ---- --- -- ---------- -- ------ ----- --- ----- ----------- ---------------
             AA        1711319       W3FA    255  RA  333  0   068342   2D 000000 02839 000  4KT0    [**]     PR#02PR02408-01
                                                                                                              FRC: 34KT
             AB        1711319       W3EK    255  RA  333  0   068342   2D 000000 02830 000  4KP0    [**]     PR#02PR02408-01
                                                                                                              FRC: 34KP

                                                                                                  -----------
                                                                                       PAGE TOTAL    [**]

                                                                                      GRAND TOTAL    [**]
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORISED BY:                                COMPTROLLER APPROVAL:
                                                          FOR FISCAL DATA AND SIGNATURE
-----------------------

                                                          BY                                  for COMPTROLLER, ONR CONTRACT REVIEWED
                                                             --------------------------------
DATE:                                                  DATE:
      -----------------                                      -------------------
------------------------------------------------------------------------------------------------------------------------------------

ONR AWARD FORM (2/00) - version 1.1

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              CONTRACT ID CODE                       PAGE OF PAGES
                                                                                D0-C9(U)                                 1       4
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.   3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REG. NO.   5. PROJECT NO. (If applicable)
------------------------------------------------------------------------------------------------------------------------------------
   P00002                          SEE BLOCK 16C       03PR07099-00                       N.A.
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                    CODE   N00014       7. ADMINISTERED BY (If other than Item 6)   CODE   S3915A
                                                       SCD-C
                                                       -----------------------------------------------------------------------------
   OFFICE OF NAVAL RESEARCH                            DCM PHILADELPHIA
   ONR 254 Cheryl De Lisle (703)696-2571 E-mail        PO BOX 11427
   cheryl_delisle@onr.navy.mil                         700 ROBBINS AVE., BLDG 4A
   BALLSTON CENTRE TOWER ONE                           PHILADELPHIA, PA 19111-0427
   800 NORTH QUINCY STREET
   ARLINGTON, VA 22217-5660
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)   (3)   9.A. AMENDMENT OF SOLICITATION NO.
                                                                                    N.A.
                                                                                    ------------------------------------------------
   OCEAN POWER TECHNOLOGIES INC.                                              [ ]   9B. DATED (SEE ITEM 11)
   1590 REED ROAD                                                             ------------------------------------------------------
   PENNINGTON, NJ 08534                                                       [X]   10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                    N00014-02-C-0053
                                                                                    ------------------------------------------------
                                                                                    10B. DATED (SEE ITEM 13)
---------------------------------------------------------------------------         11-FEB-02
CODE                            FACILITY CODE
04EP7
------------------------------------------------------------------------------------------------------------------------------------
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and data specified for receipt of Offers [ ] is extended, [ ] is not extended.
------------------------------------------------------------------------------------------------------------------------------------
Offers must acknowledge receipt of this amendment prior to the hour and data specified in the solicitation or as amended, by on of the following methods:
(a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)
    SEE THE ATTACHED FINANCIAL ACCOUNTING DATA (FAD) SHEET(S)
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRTACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
(3)   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
[ ]   ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
[ ]   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
[ ]   C. SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION:
------------------------------------------------------------------------------------------------------------------------------------
[X]   D. OTHER (Specify type of modification and authority)
         Bilaterial Mod issued pursuant to Mutual Agreement of the Parties
------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

   The purpose of this modification is to fund for a cost growth in the amount of $[**] under CLIN 0001, replace the current statement of work with attached statement of work, exercise Option 2 and incrementally fund it in the amount of $[**] under
   Contract N00014-02-C-0053.

   Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                      16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Charles F. Dunleavy                                                Margaret L. Graves
     Chief Financial Officer                                            Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                         15C. DATE SIGNED   16B. UNITED STATES OF AMERICA                    16C. DATE SIGNED


/s/ Charles F. Dunleavy                         21 April 2003      BY /s/ Margaret L. Graves                        22 April 2003
---------------------------------------------                         -------------------------------------------
(Signature of person authorized to sign)                              (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                         30-105                                    STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA
NAVOCNR OVERPRINT (3-88)                                                                               FAR (48 CFR) 53.243

     Effective as of the date of this modification:

          1. The funding available for the performance of this Contract is increased by the amount set forth in the attached Financial Data Sheet.

          2. Option 2 of Section B - Supplies or Services and Prices/Costs is hereby exercised and CLIN 0001 changed as follows:

                                                                                         TOTAL
                                                                                       ESTIMATED
ITEM                                                           ESTIMATED    FIXED        COST &
NO.                   SUPPLIES/SERVICES                           COST       FEE       FIXED FEE
----                  -----------------                        ---------   -------   -------------
0001   The Contractor shall furnish the necessary personnel
          and facilities to conduct the research effort as
          described in Section C                                $   [**]   $  [**]   $        [**]
       000101 ACRN: AA $[**]
       000102 ACRN: AC $[**]
0002   Reports and Data in accordance with Exhibit A (DD
          Form 1423)                                                                           NSP
0003   OPTION 1, Wave Tank Test 2; Validate Numerical Models    $ 99,850     5,991   $  105,841.00
0004   OPTION 2, On-Going Ocean Test-Continue Monitoring
       000301 ACRN: AC $[**]                                    $107,979     6,479   $  114,458.00
0005   OPTION 3, Complete System Removal                        $259,984    15,599   $  275,583.00
       000501 ACRN: AA $[**]
       000502 ACRN: AB $[**]
TOTAL ESTIMATED CONTRACT CONSIDERATION:                         $   [**]   $  [**]   $4,075,170.00

* Option 3 was exercised prior to Options 1 and 2 to fund the buoy removal. Option 2 is exercised due to related decisions made for the base period. Option 1 may be exercised at a later time.

Award Number: N00014-02-C-0053
Modification Number: P00002

3. Change SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT, to read as follows:

     1. The Contractor shall conduct research in accordance with the proposal described below which was submitted by the Contractor in response to the Department of Defense Program Solicitation Number, Phase III Small Business Innovation (SBIR) Program.

     Topic Number: N95-074

     Title Proposed by Firm: Ocean Power Technology

     Date: 19 Oct 01

     2. Delete the original Statement of Work and add the Revised Statement of Work dated Feb 12, 2003, 6 pages, and provided as attachment 1.

4. Add the following clause to SECTION H, SPECIAL CONTRACT REQUIREMENTS, and incorporate herein:

     6.   ONR 5252.244-9701 Contractor-Acquired Property (JAN 1999)

     (a) The Contractor is authorized to acquire the following equipment needed to accomplish this contract:

             EQUIPMENT TO BE ACQUIRED                ESTIMATED COST
             ------------------------                --------------
2 each - Dell 2.00GHz/400MHz Front Side Bus, Xeon,
   Dell Precision 530 Minitower, 512K Cache               $[**]
RD Instruments Wave Device                                $[**]
Bolt Torquing Equipment                                   $[**]

     (b) The Contracting Officer's consent is hereby given for the acquisition of the above items.

     (c) Pursuant to the contract clause entitled "Government Property," title to the property shall vest in the Government.

Award Number: N00014-02-C-0053
Modification Number: P00002

5. Revise SECTION G, paragraph 6 entitled "Allotment of Funds" to add funding in the amount of $[**] as follows:

          6.   ALLOTMENT OF FUNDS

               It is hereby understood and agreed that this contract will not exceed a total amount of $4,075,170.00 including an estimated cost of $[**] and a fixed fee of $[**].

               CLIN 0001 is fully funded.

               CLIN 0004 is incrementally funded in the amount of $[**] including as estimated cost of $[**] and a fixed fee of $[**].

               CLIN 0005 is incrementally funded in the amount of $[**] including an estimated cost of $[**] and a fixed fee of $[**]

Award Number: N00014-02-C-0053
Modification Number: P00002

SOW Revision                                                    N00014-02-C-0053
                                                                          P00002

REVISED STATEMENT OF WORK

TASK DESCRIPTIONS

TASK GROUP 1.0: OCEAN TEST SITE PLANNING AND PREPARATION

TASK 1.1: OPT CONTRACT AWARD (MILESTONE)

TASK 1.2: OPT KICK-OFF AND PHEPS UPDATE (MEETING)

     The project team will conduct a kick-off meeting to review the OPT program plan and any information pertinent to a [**] design. Important inputs and factors learned thus far on the PHEPS effort will be reviewed to determine their relevance to the OPT effort.

TASK GROUP 2.0: MODELING AND SYSTEM DESIGN

     Key mathematical models in three design areas will be developed during the design phase: Hydrodynamic, Operational Availability, and Multiple Buoy Power Combination. The upgrade of OPT's existing Hydrodynamic model was performed on the PHEPS contract; however, further changes, as recommended by NFESC technical personnel, will occur during the OPT system design phase. Wave tank testing, if deemed necessary, will be performed under Program Option 1. The models will be developed around OPT's baseline WEC design, using actual data retrieved from past and present buoy testing for validation. Inputs to the model will consist of agreed upon met-ocean parameters such as wave climate and baseline WEC configuration.

TASK 2.1: RETRIEVE DATA/ANALYZE NJ WEC OPERATIONS

     OPT will assemble pertinent data from past wave tank and ocean experiments and make it available to the modeling teams. Analysis of the operation of the Tuckerton, NJ System will also be performed.

TASK 2.2: CREATE AO MODEL

     With the assistance of NFESC technical personnel, OPT will select an outside contractor to develop a basic and reasonable Ao model of the WEC system. NFESC's experience with the MPAT Model will be reviewed for applicability to this program. OPT will provide information to the contractor about the baseline WEC design and the input met-ocean conditions. The contractor will develop and code a model that will estimate system availability, and also identify key risk areas. Due to NFESC's experience in this modeling, NFESC will provide consultation in guiding model development. The model will be reviewed with OPT and NFESC for quality and system completeness.

TASK 2.3: CREATE MULTI-BUOY POWER COMBINATION MODEL

     Using various simulation and software packages, such as Simulink or Saber, OPT will model a multi-unit WEC system to determine the most efficient method of combining power from two separate WEC units. Work will focus on hydraulic and electrical subsystem configuration to find


                                     Page 1                    February 12, 2003

SOW Revision                                                    N00014-02-C-0053
                                                                          P00002

     an optimal arrangement. The model will yield a block diagram (with identified equipment) with major equipment parameters from which a system can be designed. Code will be primarily developed in-house with sub-contractors providing recommended practical system configurations in hydraulics and electrical power conversion for basis of the modeling. Consistency checks will include examination of response of power conversion systems to controlled force and velocity input

TASK 2.4: MODELS REVIEW

     Members of the project team involved with the modeling efforts (NFESC, OPT and contractors/consultants) will review the models and assumptions for accuracy, relevance, quality and completeness versus their intended design.

TASK 2.5: WAVE TANK TESTING - INITIAL PLANNING

     With technical assistance from NFESC personnel, OPT will develop a preliminary wave tank test plan to include identification of a hierarchy of key model components to be validated, a matrix of tests to validate these model components, basic test requirements, identification of test parameters and scope of the series of tests to be performed.

TASK 2.6: MODEL UPGRADE

TASK 2.6.1: UPGRADE HYDRODYNAMIC MODEL

     Necessary changes to hydrodynamic model will be carried out. Changes made will be based on a) results of analysis of wave tank test data and b) recommendations of NFESC technical personnel in response to their review of OPT's report on the hydrodynamic code.

TASK 2.9: SYSTEM DESIGN

TASK 2.9.4: POWER CONVERSION AND CONDITIONING (ELECTRICAL AND HYDRAULIC) SUBSYSTEMS DESIGN

     A contractor experienced in ocean cable systems (such as Makai Ocean Engineering) plus OPT's electrical engineering staff will specify electrical transmission cable and mode. The remainder of the power conversion and conditioning (electrical and hydraulic) subsystems, both land and sea-based will be designed by OPT and its contractors in accordance with the Design Requirements for a single-buoy system with the appropriate design considerations for a [**].

TASK 2.9.5: SENSORS, DATA ACQUISITION AND CONTROL DESIGN

     Under the PHEPS contract, the work content in the area of sensors and data acquisition design focused on accommodating enhanced data and instrumentation requirements to support needs for comprehensive test data. In this task, the work will utilize the enhanced sensor and data capability already developed but will focus on the control algorithm and user interface for sea-based and shore-based equipment for a single-buoy system with the appropriate design considerations for a [**].


                                     Page 2                    February 12, 2003

SOW Revision                                                    N00014-02-C-0053
                                                                          P00002

TASK 2.10: DESIGN- MODIFICATIONS

     Based on the results of the Final System Design Review, the system design may need to be modified. The final system design modifications will be compiled, and circulated to the project team under the PHEPS contract deliverable.

TASK GROUP 3.0: OCEAN TEST PREPARATION

TASK 3.1: PROCUREMENT, FABRICATION, FINAL SYSTEM ASSEMBLY AND TEST

     This task will include the activities associated with the procurement and fabrication of the WEC power conversion and conditioning system and sensors and data acquisition system to include final modifications to the detailed drawings, the selection of suppliers, and the activities involved in supporting the procurement, fabrication and supplier and QA management. It is important that long-lead time items be identified and ordered early on in the project so they may follow a staged deployment within the plan to allow the final installation timing goals to be met. Upon delivery of all system components to the primary staging area in Hawaii, the final assembly and testing of the entire system will occur prior to installation.

TASK 3.2: INSTALLATION AND TEST PLANS

     Detailed installation and test plans for the subsea cable, anchor/mooring system, buoy and canister, based on the installation planning previously performed by OPT and its installation subcontractor on the PHEPS contract, will be developed by OPT. Cable forces will be determined using mathematical models, and rock bolt tests will be performed at the installation site to determine the design capacity of the anchoring system and the subsea cable for the installation. These plans will be circulated to the project team for feedback, leading up to a review of such plans.

TASK 3.3: INSTALLATION AND TEST PLANS REVIEW

     The project team will review the installation and test plan. Involved site and contractor personnel or their representatives will be involved in the review.

TASK 3.4 SITE PREPARATIONS

     Any required permits or coordinating with local facilities will have been obtained by the government. Local Navy personnel will work with OPT's electrical engineering and project staff to specify on shore electrical interface and equipment facilities requirements. The land based electrical and communications equipment facility will be either constructed or arranged for within existing infrastructure. Any remaining final diving surveys to map cable routes and anchor site and hydrographic surveys will be conducted. OPT will be responsible for this effort, working through contractors, or seeking US Navy/NFESC diving resources and other resources if cost effective and available. This proposal assumes that OPT's contractor will perform these tasks.


                                     Page 3                    February 12, 2003

SOW Revision                                                    N00014-02-C-0053
                                                                          P00002

TASK 3.5 PRE-INSTALLATION BRIEFING

     Prior to system installation, a final briefing of the installation plan will be held with the project team.

TASK 3.6: SYSTEM INSTALLATION (1 BUOY AND ELECTRICAL HOOK-UP)

     The installation of the buoy will be carried out in accordance with the installation and test plans. The organizational structure for the installation activity will be established with clear lines of communication protocol and decision making authority. An experienced contractor (such as Sea Engineering, Inc. and Makai Ocean Engineering and their subcontractors) will carry out the installation of the cable, anchors/mooring, buoy, and additional infrastructure necessary to support the [**] configuration. The installation may be carried out in separate phases due to its relative sensitivity to weather. The land-based equipment previously specified and documented in the cost proposal will be installed in the equipment facility. Based on local infrastructure, resource scheduling, weather and logistical issues, the installation schedule must remain somewhat flexible.

TASK GROUP 4.0: OCEAN TEST

TASK 4.1: MONITORING, DATA COLLECTION AND ANALYSIS

     Data from the WEC system operation will be collected for a nine-month period and entered into the operational database. Data will be collected in several different ways. Some parameters will be monitored electronically from sensors through a data acquisition system. Other parameters may be monitored by direct human interaction, such as daily observations of an electric meter or counter at a land-based facility. Other parameters may require divers to make routine visual inspections of the buoy and anchor components to check for corrosion, marine growth, and wear. Data from other sensing devices such as independent wave characteristic monitoring devices (wave rider buoys, acoustic Doppler units, etc.) must be collected and integrated. Analysis of the data collected will identify trends, anomalies and key operational points. Some of this analysis will be conducted by statistical and event mapping of data from spreadsheet or other database format. The data will be presented in a time-based format to allow correlation with varying events with system responses. Data will be analyzed by OPT personnel with assistance from contractors and NFESC personnel as required.

TASK 4.2: MID-TEST REVIEW

     Members of the project team will review the results of the ocean test mid-way through the test period. Recommendations for changes in the test plan can be made at that time.

TASK 4.3: MODEL UPDATE AND DESIGN VALIDATION

     On-going actual data collected will be "fed" back into the key models for purposes of model validation. Variations in actual results vs. model predictions will be studied. Models will be updated once resolutions to the variances have been solved or researched.


                                     Page 4                    February 12, 2003

SOW Revision                                                    N00014-02-C-0053
                                                                          P00002

TASK 4.4: CONCLUSIONS AND RECOMMENDATIONS

     Comparison of the models to actual performance will be made to form the results. Conclusions and recommendations can them be formulated.

TASK 4.5: FINAL OCEAN TEST REVIEW

     All project team members will meet to present the key findings from the tests and review the conclusions and recommendations.

TASK GROUP 5.0: PROGRAM MANAGEMENT

     PROGRAM PLANNING AND TRACKING - The OPT Program Manager will be responsible for resource assignment, task direction and schedule management. OPT will notify the government when the project reaches 75% completion in terms of cost as required in the contract clauses FAR 52.232.20, Limitation of Cost and FAR 52.232-22, Limitation of Funds.

     PROGRAM MEETINGS - Program meetings will be established to coincide with key technical milestones.

     PROGRESS REPORTS - OPT will prepare and distribute the minutes from Review Meetings, Monthly Progress Reports, and Major Technical Reports in accordance with the Contract Data Requirements List (CDRL) Items.

TASK GROUP 6.0: SYSTEM REMOVAL - (CLIN 0005 - PREVIOUSLY OPTION 3)

     This option will allow for removal of one buoy, and the associated system components including the anchor/mooring system, canister, ADCP device, sub sea and land-based cables, and shore-based electronics.

     At the end of the test period, a suitable subcontractor such as Sea Engineering Inc. will remove the buoy from the water and move it to a temporary government storage location.

TASK GROUP 7.0: PROGRAM OPTIONS:

TASK 7.1 WAVE TANK TEST AND MODEL VALIDATION - OPTION 1

TASK 7.1.1 WAVE TANK TESTING

     Wave tank testing will encompass a small-scale buoy and mooring design based on the baseline design. OPT, consultants, and NFESC technical personnel will identify the necessary parameters and expected results from a wave tank test. The purpose of the test is to provide validation of the hydrodynamic model. A detailed wave tank test plan based on the preliminary test plan developed under Task 2.5 will be devised. A scale model of the proposed WEC system design will be fabricated. The model will be appropriately sized to yield useful results. Data will be collected, results tabulated and analyzed.

TASK 7.1.2: VALIDATE NUMERICAL MODELS

     Based on the results of the wave tank studies, the data will be input back into the hydrodynamic and Ao models for validation


                                     Page 5                    February 12, 2003

SOW Revision                                                    N00014-02-C-0053
                                                                          P00002

TASK 7.2: ON-GOING OCEAN TEST - CONTINUE TO MONITOR EXISTING BUOYS - OPTION 2

     The WEC system deployed in the ocean under this contract will continue to be to be monitored for a six-month period. Data will be retrieved utilized to update existing models. Data will be gathered from electronic monitoring of sensors as well as routine visual observations and inspections of the unit.


                                     Page 6                    February 12, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
                                                  TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                               N0001402-C-0053                     Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A001                 Progress Report                                                             Administrative Progress Report
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
     Contractor Format                                            SOW Task 5                          ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     LT                   REQUIRED              MTHLY             28 DAC. See BLK 16             -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  15th of each month. See BLK 16                         -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254                 LT
     The first Administrative Progress Report shall be delivered 28 days after award of
     the contract. Subsequent monthly submittals shall be delivered on the 15th of each          ONR 334                  1      1
     month for the previous months activities.
     The first page shall indicate:                                                              NFESC 52                 1      1
          -    the title,                                                                        -----------------------------------
          -    the contractor's name and address,                                                15.  TOTAL        0      2      2
          -    the contract number and CDRL number,                                              ===================================
          -    the date of the report, and the period covered by the report.
     Progress payment vouchers shall be coordinated with the costs given in these reports.

     Each report shall summarize the following information for the previous months reporting period:
          -    Actual versus planned resource expenditures, in tabular form.
          -    Actual versus planned deliverables, showing due and completion dates.
          -    Resolution of previous problem areas reported on the previous report.
          -    Any technical, schedule, or cost problems encountered or expected.

     If any problems are reported, then the report shall also include the following information:
          -    Description of problem(s)
          -    Recommended action(s)
          -    Resulting impact on contract (if any)

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             18 July 2003        P. Furman                                           18 July 2003
------------------------------------------------------------------------------------------------------------------------------------


DD Form 1423-2, JUN 90      Previous editions are obsolete         Page __ of __
Pages

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
                                                  TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                               N0001402-C-0053                     Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A002                 Meeting Agenda
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
     Contractor Format                                            SOW Task 5                          ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     LT                   REQUIRED              ASREQ             See BLK 16                     -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  See BLK 16                                             -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254                  LT
     The Contractor shall prepare and deliver a Draft Meeting Agenda to the Government at least
     10 working days prior to each Review Meeting. The agenda shall be prepared in Contractor    ONR 334           1      1      1
     format and shall indicate each topic proposed for discussion as well as the time allocated
     for each topic. Government comments will be returned to the contractor 5 working days       NFESC 52          1      1      1
     prior to the meeting. The contractor shall incorporate the government comments and present  -----------------------------------
     a Final Agenda at the beginning of each meeting.                                            15.  TOTAL        2      2      2
                                                                                                 ===================================

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             18 July 2003        P. Furman                                           18 July 2003
------------------------------------------------------------------------------------------------------------------------------------


DD Form 1423-2, JUN 90        Previous editions are obsolete       Page __ of __
Pages

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information Operations and
Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork
Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
                                                  TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                               N0001402-C-0053                     Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A003                 Meeting Minutes
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
     Contractor Format                                            SOW Task 5                          ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     LT                   REQUIRED              ASREQ             7 days after meeting           -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  See BLK 16                                             -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254                 LT
     Meeting Minutes shall be submitted in Contractor format within 7 days after each
     Review Meeting.                                                                             ONR 334                  1      1

     The first page shall indicate:                                                              NFESC 52                 1      1
          -    the title,                                                                        -----------------------------------
          -    the contractor's name and address,                                                15.  TOTAL        0      2      2
          -    the contract number and CDRL number,                                              ===================================
          -    the date of the meeting, and the location.

Meeting Minutes shall summarize all topics discussed and shall include resolution of any technical issues. The Minutes shall include an appendix presenting a list of Action Items, person or organization responsible for completing the task as well as the agreed completion date. The Minutes shall include a list of attendees by name, rank or position, activity, and phone number.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             18 July 2003        P. Furman                                           18 July 2003
------------------------------------------------------------------------------------------------------------------------------------


DD Form 1423-2,JUN 90       Previous editions are obsolete         Page __ of __
Pages

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
                                                  TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                               N0001402-C-0053                     Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A004                 Presentation Material
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
                                                                  SOW Task 5                          ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     LT                   REQUIRED              ASREQ             See BLK 16                     -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  See BLK 16                                             -----------
                                                                                                   ADDRESSEE     Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254                  LT
     The Contractor shall provide a set of all audio/visual material used during each
     Review Meeting at the conclusion of the presentation. Video presentation material           ONR 334                  1      1
     shall be prepared in NTSC standard and recorded on VHS format videotape. Hard copies
     of presentation View Graphs shall be prepared on 8 1/2 by 11 inch white bond paper.         NFESC 52                 1      1
     Electronic (reproducible) copies shall be compatible with Microsoft PowerPoint 2000.        -----------------------------------
                                                                                                 15. TOTAL         0      2      2
                                                                                                 ===================================

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE         L.   APPROVED BY                                      J.   DATE
     R.L. Brackett                              18 July 2003      P. Furman                                             18 July 2003
------------------------------------------------------------------------------------------------------------------------------------


DD Form 1423-2, JUN 90      Previous editions are obsolete         Page __ of __
Pages

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
                                                  TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                               N0001402-C-0053                     Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A005                 Technical Report                                                            Hydrodynamic Model Upgrade &
                                                                                                      Validation
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
                                                                  SOW Task 2.6.1                      ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             83 DAC - See BLK 16            -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  30 June 2003                                           -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254           LT     DD
     BLK 12: The first submission of the report shall be a draft of the Technical Report.
     Government comments on the draft report will be returned to the Contractor 14 days          ONR 334           1      1      1
     prior to the required submission of the Final Technical Report (see BLK 13)
     BLK 13: The second submission of the Technical Report shall be a final version that         NFESC 52          1      1      1
     incorporates comments from the Government review of the draft report.                       -----------------------------------
                                                                                                 15.  TOTAL        2      2      2
                                                                                                 ===================================

     The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculation. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100MB Iomega(R) zip(TM) drive or CD ROM. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             18 July 2003        P. Furman                                           18 July 2003
------------------------------------------------------------------------------------------------------------------------------------


DD Form 1423-2, JUN 90   Previous editions are obsolete            Page __ of __
Pages

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
                                                  TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                               N0001402-C-0053                     Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A006                 Technical Report                                                            Operational Availability Model
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
                                                                  SOW Task 2.2 & 2.6.2                ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             137 DAC - See BLK 16           -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  168 DAC - See BLK 16                                   -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254           LT    DD
     BLK 12: The first submission of the report shall be a draft of the Technical Report.
     Government comments on the draft report will be returned to the Contractor 14 days          ONR 334           1      1      1
     prior to the required submission of the Final Technical Report (see BLK 13)
     BLK 13: The second submission of the Technical Report shall be a final version that         NFESC 52          1      1      1
     incorporates comments from the Government review of the draft report.                       -----------------------------------
                                                                                                 15.  TOTAL        2      2      2
                                                                                                 ===================================

     The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculation. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100MB Iomega(R) zip(TM) drive or CD ROM. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             18 July 2003        P. Furman                                           18 July 2003
------------------------------------------------------------------------------------------------------------------------------------


DD Form 1423-2, JUN 90   Previous editions are obsolete            Page __ of __
Pages

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
                                                  TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.  CONTRACT/PR NO.                 F.   CONTRACTOR
     Ocean Power Technology Program                              N0001402-C-0053                      Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A007                 Technical Report                                                            Multi-Buoy Simulation Model
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.  CONTRACT REFERENCE              6.   REQUIRING OFFICE
                                                                 SOW Task 2.3                         ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             18 April 2003 - See BLK 16     -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  30 June 2003 - See BLK 16                              -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254           LT     DD
     BLK 12: The first submission of the report shall be a draft of the Technical Report.
     Government comments on the draft report will be returned to the Contractor 14 days prior    ONR 334           1      1      1
     to the required submission of the Final Technical Report (see BLK 13)
     BLK 13: The second submission of the Technical Report shall be a final version that         NFESC 52          1      1      1
     incorporates comments from the Government review of the draft report.                       -----------------------------------
                                                                                                 15.  TOTAL        2      2      2
                                                                                                 ===================================

     The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculation. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100MB Iomega(R) zip(TM) drive or CD ROM. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                            H.   DATE           L.   APPROVED BY                                   J.   DATE
     R. L. Brackett                              18 July 2003        P. Furman                                          18 July 2003
------------------------------------------------------------------------------------------------------------------------------------


DD Form 1423-2, JUN 90        Previous editions are obsolete       Page __ of __
Pages

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
                                                  TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.  CONTRACT/PR NO.                 F.   CONTRACTOR
     Ocean Power Technology Program                              N0001402-C-0053                      Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A008                 Technical Report                                                            Design Requirements Update
                                                                                                      Report
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.  CONTRACT REFERENCE              6.   REQUIRING OFFICE
                                                                 SOW Task 2.7                         ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             14 Oct 2003 - See BLK 16       -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  4 Nov 2003 - See BLK 16                                -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254           LT     DD
     BLK 12: The first submission of the report shall be a draft of the Technical Report.
     Government comments on the draft report will be returned to the Contractor 7 days prior to  ONR 334           1      1      1
     the required submission of the Final Technical Report (see BLK 13)
     BLK 13: The second submission of the Technical Report shall be a final version that         NFESC 52          1      1      1
     incorporates comments from the Government review of the draft report.                       -----------------------------------
                                                                                                 15.  TOTAL        2      2      2
                                                                                                 ===================================

     The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculation. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100MB Iomega(R) zip(TM) drive or CD ROM. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                            H.   DATE           L.   APPROVED BY                                   J.   DATE
     R. L. Brackett                              18 July 2003        P. Furman                                          18 July 2003
------------------------------------------------------------------------------------------------------------------------------------


DD Form 1423-2, JUN 90        Previous editions are obsolete       Page __ of __
Pages

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
                                                  TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.  CONTRACT/PR NO.                 F.   CONTRACTOR
     Ocean Power Technology Program                              N0001402-C-0053                      Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A009                 Technical Report                                                            Multi Buoy Design Report
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.  CONTRACT REFERENCE              6.   REQUIRING OFFICE
                                                                 SOW Task 2.5                         ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             13 April 2004 - See BLK 16     -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  11 May 2004 - See BLK 16                               -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254           LT     DD
     BLK 12: The first submission of the report shall be a draft of the Technical Report.
     Government comments on the draft report will be returned to the Contractor 14 days prior    ONR 334           1      1      1
     to the required submission of the Final Technical Report (see BLK 13)
     BLK 13: The second submission of the Technical Report shall be a final version that         NFESC 52          1      1      1
     incorporates comments from the Government review of the draft report.                       -----------------------------------
                                                                                                 15.  TOTAL        2      2      2
                                                                                                 ===================================

     The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculation. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100MB Iomega(R) zip(TM) drive or CD ROM. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                            H.   DATE           L.   APPROVED BY                                   J.   DATE
     R. L. Brackett                              18 July 2003        P. Furman                                          18 July 2003
------------------------------------------------------------------------------------------------------------------------------------


DD Form 1423-2, JUN 90        Previous editions are obsolete       Page __ of __
Pages

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
                                                  TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                               N0001402-C-0053                     Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A010                 Design Drawings                                                             Multi-Buoy Design Drawings
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
                                                                  SOW Task 2.9 & 2.10                 ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             13 April 2004 - See BLK 16     -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  11 May 2004 - See BLK 16                               -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254          LT      DD
     BLK 12: The first submission of the Design Drawings shall be a draft of the
     drawings. Government comments on the draft drawings will be returned to the                 ONR 334           1      1      1
     Contractor 14 days prior to the required submission of the Final Design Drawings
     (see BLK 13)                                                                                NFESC 52          1      1      1
     BLK 13: The second submission of the Design Drawings shall be a final                       -----------------------------------
     version that incorporates comments from the Government review of the draft drawings.        15.  TOTAL        2      2      2
                                                                                                 ===================================

     Final drawings shall be prepared in sufficient detail and presented in such a form that they could be used by an independent reviewer to report the conclusions and assessment of feasibility presented in the Final Design Report. Drawings and specifications shall be coordinated. The terminology used in specifications and drawings shall be identical. All drawings shall be delivered in electronic form and shall be compatible with either .dxf or .pfd file formats. Electronic files shall be delivered on a medium compatible with a 100MB Iomega(R) zip(TM) drive or CD ROM. The electronic drawing files shall be scaled such that when printed they produce size F, 28 x 40 inch full size design drawings

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R.L. Brackett                              18 July 2003        P. Furman                                           18 July 2003
------------------------------------------------------------------------------------------------------------------------------------


DD Form 1423-2, JUN 90   Previous editions are obsolete            Page __ of __
Pages

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
                                                  TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                               N0001402-C-0053                     Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A011                 Technical Report                                                            Single Buoy Installation Plan
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
                                                                  SOW Task 3.2                        ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             25 Mar. 2003 - See BLK 16      -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  30 Sept. 2003 - See BLK 16                             -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254           LT     DD
     BLK 12: The first submission of the report shall be a draft of the Technical Report.
     Government comments on the draft report will be returned to the Contractor 14 days prior    ONR 334           1      1      1
     to the required submission of the Final Technical Report (see BLK 13)
     BLK 13: The second submission of the Technical Report shall be a final version that         NFESC 52          1      1      1
     incorporates comments from the Government review of the draft report.                       -----------------------------------
                                                                                                 15.  TOTAL        2      2      2
                                                                                                 ===================================

     The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculation. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100MB Iomega(R) zip(TM) drive or CD ROM. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             18 July 2003        P. Furman                                           18 July 2003
------------------------------------------------------------------------------------------------------------------------------------


DD Form 1423-2, JUN 90   Previous editions are obsolete            Page __ of __
Pages

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
                                                  TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                               N0001402-C-0053                     Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A012                 Technical Report                                                            Single Buoy Test Plan
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
                                                                  SOW Task 3.2                        ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             31 July 2003 - See BLK 16      -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  30 Sept. 2003 - See BLK 16                             -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254           LT     DD
     BLK 12: The first submission of the report shall be a draft of the
     Technical Report. Government comments on the draft report will be returned to the           ONR 334           1      1      1
     Contractor 14 days prior to the required submission of the Final Technical Report
     (see BLK 13)                                                                                NFESC 52          1      1      1
     BLK 13: The second submission of the Technical Report shall be a final version that         -----------------------------------
     incorporates comments from the Government review of the draft report.                       15.  TOTAL        2      2      2
                                                                                                 ===================================

     The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculation. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100MB Iomega(R) zip(TM) drive or CD ROM. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R.L. Brackett                              18 July 2003        P. Furman                                           18 July 2003
------------------------------------------------------------------------------------------------------------------------------------


DD Form 1423-2, JUN 90  Previous editions are obsolete            Page __ of __
Pages

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
                                                  TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                               N0001402-C-0053                     Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A013                 Technical Report                                                            Multi-Buoy Installation Plan
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
                                                                  SOW Task 3.2                        ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             11 May 2004 - See BLK 16       -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  1 June 2004 - See BLK 16                               -----------
                                                                                                   ADDRESSEE     Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254           LT     DD
     BLK 12: The first submission of the report shall be a draft of the Technical Report.
     Government comments on the draft report will be returned to the Contractor 14 days          ONR 334           1      1      1
     prior to the required submission of the Final Technical Report (see BLK 13)
     BLK 13: The second submission of the Technical Report shall be a final version that         NFESC 52          1      1      1
     incorporates comments from the Government review of the draft report.                       -----------------------------------
                                                                                                 15.  TOTAL        2      2      2
                                                                                                 ===================================

     The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculation. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100MB Iomega(R) zip(TM) drive or CD ROM. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE         L.   APPROVED BY                                      J.   DATE
     R. L. Brackett                             18 July 2003      P. Furman                                             18 July 2003
------------------------------------------------------------------------------------------------------------------------------------


DD Form 1423-2, JUN 90     Previous editions are obsolete          Page __ of __
Pages

------------------------------------------------------------------------------------------------------------------------------------
                                                   CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                                                   OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
     Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing the burden, to Washington Headquarters Services Directorate for Information
     Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and
     Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A.   CONTRACT LINE ITEM NO.   B.   EXHIBIT   C.   CATEGORY:
                                                  TOP [ ]   TM [ ]   OTHER [ ]
------------------------------------------------------------------------------------------------------------------------------------
D.   SYSTEM/ITEM                                             E.   CONTRACT/PR NO.                F.   CONTRACTOR
     Ocean Power Technology Program                               N0001402-C-0053                     Ocean Power Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1.   DATA ITEM NO.   2.   TITLE OF DATA ITEM                                                     3.   SUBTITLE
     A014                 Technical Report                                                            Multi-Buoy Test Plan
------------------------------------------------------------------------------------------------------------------------------------
4.   AUTHORITY (Data Acquisition Document No.)               5.   CONTRACT REFERENCE             6.   REQUIRING OFFICE
                                                                  SOW Task 3.2                        ONR 334
------------------------------------------------------------------------------------------------------------------------------------
7.   DD 250 REQ      9.   DIST STATEMENT   10.  FREQUENCY    12.  DATE OF FIRST SUBMISSION       14.  DISTRIBUTION
     DD                   REQUIRED              ONE/R             11 May 2004 - See BLK 16       -----------------------------------
                                                                                                                      b. COPIES
-------------------------------------------------------------------------------------------------                -------------------
8.   APP CODE                              11.  AS OF DATE   13.  DATE OF SUBSEQUENT SUBMISSION                             Final
                                                                  1 June 2004 - See BLK 16                               -----------
                                                                                                    ADDRESSEE    Draft   REQ   REPRO
------------------------------------------------------------------------------------------------------------------------------------
16.  REMARKS                                                                                     ONR 254          LT     DD
     BLK 12: The first submission of the report shall be a draft of the Technical Report.
     Government comments on the draft report will be returned to the Contractor 14 days          ONR 334           1      1      1
     prior to the required submission of the Final Technical Report (see BLK 13)
     BLK 13: The second submission of the Technical Report shall be a final version that         NFESC 52          1      1      1
     incorporates comments from the Government review of the draft report.                       -----------------------------------
                                                                                                 15.  TOTAL        2      2      2
                                                                                                 ===================================

     The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculation. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

     The first page shall indicate:
          -    the title,
          -    the contractor's name and address,
          -    the contract number and CDRL number,
          -    the date of the report, and the period covered by the report.

     All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with a 100MB Iomega(R) zip(TM) drive or CD ROM. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail or on 3.5" floppy discs, as mutually agreed to by the Contractor and the Government.

------------------------------------------------------------------------------------------------------------------------------------
G.   PREPARED BY                           H.   DATE           L.   APPROVED BY                                    J.   DATE
     R. L. Brackett                             18 July 2003        P. Furman                                           18 July 2003
------------------------------------------------------------------------------------------------------------------------------------


DD Form 1423-2, JUN 90      Previous editions are obsolete         Page __ of __
Pages

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)   2. SPIIN (CRITICAL)   3. MOD (CRITICAL)   4. PR NUMBER                           PAGE 1 OF 1
   N0001402C0053                                         P00002              03PR07099-00
------------------------------------------------------------------------------------------------------------------------------------
         6. LINE OF ACCOUNTING
         ----------------------------------------------------------------------------------------
                                                                                     K.
                                                                                        COST CODE
          A.         B.            C.         D.               H.                    --------------- 7.             NAVY INTERNAL
          ACRN       APPROPRIATION SUBHEAD    OBJ E.   F.  G.  AAA        I.  J.      PROJ      PDLI AMOUNT            USE ONLY
CLIN/SLIN (Critical) (CRITICAL)    (CRITICAL) CLA PARM RFM SA  (CRITICAL) IT  PAA     UNIT MCC & SUF (CRITICAL)      REF DOC/ACRN
--------- ---------- ------------- ---------- --- ---- --- --- ---------- --- ------ ----- --- ----- ------------- ---------------
              AC        1721319       W3DK    255  RA  333  0    068342   2D  000000 09019 000  4KTO   [**]        PR#03PRO7099-00
                                                                                                                   FRC:34KT

                                                                                                   -------------
                                                                                        PAGE TOTAL $[**]

                                                                                       GRAND TOTAL $[**]
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY:                                COMPTROLLER APPROVAL:
                                                          FOR FISCAL DATA AND SIGNATURE
------------------------------

                                                          BY                                  for COMPTROLLER, ONR CONTRACT REVIEWED
                                                             --------------------------------
DATE:                                                  DATE:
      -----------------                                      ------------------
------------------------------------------------------------------------------------------------------------------------------------

ONR AWARD FORM (2/00) - version 1.1

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              CONTRACT ID CODE                       PAGE OF PAGES
                                                                                D0-C9(U)                                 1       2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.   3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
   P00003                          SEE BLOCK 16C       03PR07099-01                       N.A.
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                                          CODE   N00014   7. ADMINISTERED BY (If other than Item 6)     CODE   S3915A
                                                                         SCD-C
                                                                      --------------------------------------------------------------
   OFFICE OF NAVAL RESEARCH                                              DCM PHILADELPHIA
   ONR 254 LEE ARBAIZA (703)696-5389                                     PO BOX 11427
   E-mail arbaizd@onr.navy.mil                                           700 ROBBINS AVE., BLDG 4A
   BALLSTON CENTRE TOWER ONE                                             PHILADELPHIA, PA 19111-0427
   800 NORTH QUINCY STREET
   ARLINGTON, VA 22217-5660
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)    (3)   9A. AMENDMENT OF SOLICITATION NO.
                                                                                          N.A.
   OCEAN POWER TECHNOLOGIES INC.                                                      ----------------------------------------------
   1590 REED ROAD                                                               [ ]   9B. DATED (SEE ITEM 11)
   PENNINGTON, NJ 08534                                                               ----------------------------------------------
                                                                                [X]   10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                           N00014-02-C-0053
                                                                                ----------------------------------------------------
                                                                                      10B. DATED (SEE ITEM 13)
--------------------------------------------------------------------------------           11-FEB-02
CODE                                              FACILITY CODE
04EP7
------------------------------------------------------------------------------------------------------------------------------------
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended [ ] is not extended.
------------------------------------------------------------------------------------------------------------------------------------
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.
FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
   SEE THE ATTACHED FINANCIAL ACCOUNTING DATA (FAD) SHEET(S)
------------------------------------------------------------------------------------------------------------------------------------
    13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
(3)   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify Authority)  THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
      ORDER NO. IN ITEM 10A.
[ ]
------------------------------------------------------------------------------------------------------------------------------------
[ ]   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
[ ]   C. SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
------------------------------------------------------------------------------------------------------------------------------------
[X]   D. OTHER (Specify type of modification and authority)
         FAR 43.103(a) MUTUAL AGREEMENT OF THE PARTIES
------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
   SEE PAGE 2.

   Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)


/s/ Deborah A. Montagna                                               /s/ Todd T. Hanson
-------------------------------------------------------------------   --------------------------------------------------------------
Vice President - Program Management                                   Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                         15C. DATE SIGNED   16B. UNITED STATES OF AMERICA                    16C. DATE SIGNED


Deborah A. Montagna                                24 July 2003    Todd T. Hanson                                      25 July 2003
------------------------------------------------                   -------------------------------------------------
(Signature of person authorized to sign)                           (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                         30-105                                    STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA
NAVOCNR OVERPRINT (3-99)                                                                               FAR (48 CFR) 53.243

                                                                N00024-02-C-0053
                                                         Modification No. P00003
                                                                    Page 2 of 13


The purposes of this modification are to: (1) provide for an expansion of the research effort; (2) increase the total amount of the estimated contract consideration in the amount of $1,598,937; (3) modify SECTIONS C and F by extending the period of performance; (4) update SECTION I, Contract Clauses; and
(5) modify SECTIONS J and K. Accordingly, the funding cited on the attached Financial Accounting Data Sheet is made available.

Effective as of the date of this Modification:

1. This modification increases the total amount of the contract by $1,598,937, which includes $[**] allotted to estimated cost and $[**] allotted to fixed fee, from $4,075,170 to $5,674,107.

2. Under Section B, entitled "Supplies or Services and Prices/Costs," Item 0001 is revised as follows:

ITEM NO.                   SUPPLIES/SERVICES                  EST. COST   FIXED FEE   TOTAL CPFF
--------   ------------------------------------------------   ---------   ---------   ----------
0001       The Contractor shall furnish the necessary         $   [**]     $  [**]    $     [**]
           personnel and facilities to conduct the research
           effort as described in SECTION C.
           000101 ACRN: AA $[**]
           000102 ACRN: AC $[**]
           000103 ACRN: AD $1,598,937
0002       Reports and Data in accordance with Exhibit             NSP         NSP           NSP
           A (DD Form 1423)
0003       OPTION 1 - Wave Tank Test 2; Validate Numerical    $ 99,850     $ 5,991    $  105,841
           Models
0004       OPTION 2- On-going Ocean Test--Continue            $107,979     $ 6,479    $  114,458
           Monitoring
           000401 ACRN: AC $[**]
0005       OPTION 3- Complete System Removal                  $259,984     $15,599    $  275,583
           000501 ACRN: AA $[**]
           000502 ACRN: AB $[**]
                                                              --------     -------    ----------
TOTAL ESTIMATED CONTRACT CONSIDERATION:                       $    [**]    $   [**]   $5,674,107
                                                              =========    =======    ==========

                                                                N00024-02-C-0053
                                                         Modification No. P00003
                                                                    Page 3 of 13


3. The funds available for performance of this contract are increased by $1,598,937--the amount set forth in the attached Financial Accounting Data sheet(s).

4. Under SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT, revise to read as follows:

     1. ITEM 0001 - The contractor shall conduct the work in accordance with the attached Statement of Work, entitled "The Wave Energy Technology (WET) Buoy 2 Program." The duration of effort will be eighteen months from the date of award of this modification.

5. Under SECTION F - DELIVERIES OR PERFORMANCE, revise paragraph 1 to extend the period of performance by eighteen (18) months as follows:

     ITEM 0001 - The research effort performed under this contract shall be conducted from the date of contract execution (reference Block 20C on the first page of the contract) through eighteen (18) months after the date of execution of Modification No. P00003 (reference Block 16C on the first page of the modification). A final report will be prepared, submitted, reproduced and distributed within sixty (60) days unless the contract is extended, in which case the final report will be prepared in accordance with the terms of such extension.

6. Under SECTION G - CONTRACT ADMINISTRATION DATA, the paragraph entitled "Allotment of Funds" is revised to read as follows:

     "Allotment of Funds"

     It is hereby understood and agreed that this contract will not exceed a total amount of $5,674,107, which includes $[**] allotted to estimated cost and $[**] allotted to fixed fee.

     CLIN 0001 is fully funded.

     CLIN 0004 is incrementally funded in the amount of $[**], which includes $[**] allotted to estimated cost and $[**] allotted to fixed fee.

     CLIN 0005 is incrementally funded in the amount of $[**] which includes $[**] allotted to estimated cost and $[**] allotted to fixed fee.

7.   Under SECTION I -CONTRACT CLAUSES, update as follows:

SECTION I - CONTRACT CLAUSES - COST PLUS FIXED FEE (JUNE 2002)

SECTION I-1 - CLAUSES INCORPORATED BY REFERENCE

                                                                N00024-02-C-0053
                                                         Modification No. P00003
                                                                    Page 4 of 13


FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES:

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:
http://www.arnet.gov/far/,
http://farsite.hill.af.mil/farsite_scripthtml,
http://web1.deskbook.osd.mil/htmlfiles/DBY_far.asp, or
http://web1.deskbook.osd.mil/htmlfiles/DBY_dfars.asp

(A)  FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

All of the clauses listed below are either required by regulation or are required when the circumstances of the contract warrant that they apply. For instance, a dollar threshold may trigger the applicability of the clause or a certain condition of the research may trigger the applicability of the clause. In order to provide some assistance, as to when a dollar threshold triggers a clause, we have associated certain symbols with dollar thresholds. The symbols and their appropriate dollar thresholds are as follows:

*    Applies when contract action exceeds $10,000

**   Applies when contract action exceeds $100,000

+    Applies when contract action exceeds $500,000

++ Applies when contract action exceeds $500,000 and subcontracting possibilities exist. Small Business Exempt.

X    (DD 250)

XX   Not applicable

The clauses that generally flow down to educational institutions when they are the subcontractors to a commercial prime contractor are indicated with the following symbol: @. The clauses in the section using the flow-down symbol indicator: @, reflect the content of a model contract award to a commercial prime contractor and identify the clauses that are to be flowed-down. An explanation as to why the clauses are flowed down to the education institution is provided in Attachment Number 1. The content of the following Attachment Number 1 model details only the clauses that flow-down to educational institutions either as required by regulation or as required when circumstances of the contract warrant that they apply. Clauses applicable to the commercial prime contractor are not included in the Attachment Number 1 model.

I.   FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

       FAR SOURCE                           TITLE AND DATE
       ----------                           --------------
**   FAR 52.202-1    Definitions (DEC 2001)
**   FAR 52.203-3    Gratuities (APR 1984)
**   FAR 52.203-5    Covenant Against Contingent Fees (APR 1984)
**   FAR 52.203-6    Restrictions on Subcontractor Sales to the Government (JUL
                     1995)
**   FAR 52.203-7    Anti-Kickback Procedures (JUL 1995)
**   FAR 52.203-8    Cancellation, Rescission, and Recovery of Funds for Illegal
                     or Improper Activity (JAN 1997)
**   FAR 52.203-10   Price or Fee Adjustment for Illegal or Improper Activity
                     (JAN 1997)

                                                                N00024-02-C-0053
                                                         Modification No. P00003
                                                                    Page 5 of 13


       FAR SOURCE                           TITLE AND DATE
       ----------                           --------------
     FAR 52.203-12   Limitation on Payments to Influence Certain Federal
                     Transactions (JUN 1997)
**   FAR 52.204-4    Printing/Copying Double-Sided on Recycled Paper (AUG 2000)
     FAR 52.211-15   Defense Priority and Allocation Requirements (SEP 1990)
**   FAR 52.215-2    Audit and Records - Negotiation (JUN 1999) and Alternate II
                     (APR 1998)(Alternate II is applicable with cost
                     reimbursement contracts with State and local Governments,
                     educational institutions, and other non-profit organizations.)
     FAR 52.215-8    Order of Precedence - Uniform Contract Format (OCT 1997)
+    FAR 52.215-10   Price Reduction for the Defective Cost or Pricing Data (OCT
                     1997) (The clause is applicable to subcontracts over
                     $550,000.)
+    FAR 52.215-12   Subcontractor Cost or Pricing Data (OCT 1997) (Applicable
                     to subcontracts over $550,000 only)
**   FAR 52.215-14   Integrity of Unit Prices (OCT 1997) and Alternate I (OCT
                     1997) (Alternate I is applicable if the action is
                     contracted under Other Than Full and Open Competition)
+    FAR 52.215-15   Pension Adjustments and Asset Reversions (DEC 1998)
+    FAR 52.215-18   Reversion or Adjustment of Plans for Postretirement
                     Benefits (PRB) Other than Pensions (OCT 1997)
+    FAR 52.215-19   Notification of Ownership Changes (OCT 1997) (Applicable
                     when Cost or Pricing Data is required)
     FAR 52.216-7    Allowable Cost and Payment (FEB 2002)
     FAR 52.216-8    Fixed Fee (MAR 1997)
**   FAR 52.219-4    Notice of Price Evaluation Preference for HUBzone Small
                     Business Concerns(JAN 1999)
**   FAR 52.219-8    Utilization of Small Business Concerns (OCT 2000)
++   FAR 52.219-9    Small Business Subcontracting Plan (JAN 2002)
++   FAR 52.219-16   Liquidated Damages - Subcontracting Plan (JAN 1999)
     FAR 52.222-1    Notice to the Government of Labor Disputes (FEB 1997)
**   FAR 52.222-2    Payment for Overtime Premiums (JUL 1990) (Note: The word
                     "zero" is inserted in the blank space indicated by an
                     asterisk)
     FAR 52.222-3    Convict Labor (AUG 1996) (Reserved when FAR 52.222-20 Walsh
                     Healy Public Contracts Act is applicable)
**   FAR 52.222-4    Contract Work Hours and Safety Standards Act -Overtime
                     Compensation (SEP 2000)
     FAR 52.222-21   Prohibition of Segregated Facilities (FEB 1999)

                                                                N00024-02-C-0053
                                                         Modification No. P00003
                                                                    Page 6 of 13


       FAR SOURCE                           TITLE AND DATE
       ----------                           --------------
     FAR 52.222-26   Equal Opportunity (APR 2002)
*    FAR 52.222-35   Equal Opportunity for Special Disabled Veterans, Veterans
                     of the Vietnam Era, and Other Eligible Veterans (DEC 2001
                     1998)
*    FAR 52.222-36   Affirmative Action for Workers with Disabilities (JUN 1998)
*    FAR 52.222-37   Employment Reports on Special Disabled Veterans, Veterans
                     of the Vietnam Era, and Other Eligible Veterans (DEC 2001)
**   FAR 52.223-14   Toxic Chemical Release Reporting (OCT 2000)
     FAR 52.225-13   Restrictions on Certain Foreign Purchases (JUL 2000)
**   FAR 52.227-1    Authorization and Consent (JUL 1995) and Alternate I
                     (APR 1984)
**   FAR 52.227-2    Notice and Assistance Regarding Patent and Copyright
                     Infringement (AUG 1996)
     FAR 52.228-7    Insurance Liability to Third Persons (MAR 1996) (Further to
                     paragraph (a)(3), unless otherwise stated in this contract, types and limits of insurance required are as stated in FAR
                     28.307-2)
     FAR 52.232-9    Limitation on Withholding of Payments (APR 1984)
**   FAR 52.232-17   Interest (JUN 1996)
     FAR 52.232-23   Assignment of Claims (JAN 1986) and Alternate I (APR 1984)
     FAR 52.232-25   Prompt Payment (FEB 2002) and Alternate I (FEB 2002)
                     (The words "the 30th day" are inserted in lieu of "the 7th day" at (a)(5)(i). [When Alternate I is applicable
                     (a)(5)(i) does do not apply] [Alternate I applies when
                     awarding a cost reimbursement contract for services]
     FAR 52.232-33   Payment by Electronic Funds Transfer - Central Contractor
                     Registration (MAY 1999)
     FAR 52.233-1    Disputes (JULY 2002)
     FAR 52.233-3    Protest After Award (AUG 1996) and Alternate I (JUN 1985)
     FAR 52.242-1    Notice of Intent to Disallow Costs (APR 1984)
+    FAR 52.242-3    Penalties for Unallowable Costs (MAY 2001)
     FAR 52.242-4    Certification of Final Indirect Costs (JAN 1997)
**   FAR 52.242-13   Bankruptcy (JUL 1995)
     FAR 52.242-15   Stop Work Order (AUG 1989) and Alternate I (APR 1984)
     FAR 52.244-2    Subcontracts (AUG 1998) and Alternate I (AUG 1998) [Insert
                     in cost-reimbursement contracts, and letter,
                     time-and-material, and labor-hour contracts exceeding
                     SAP, and fixed price contracts exceeding SAP where unpriced actions are anticipated. Use Alternate I for
                     cost-rembursement contracts]
**   FAR 52.244-5    Competition in Subcontracting (DEC 1996)

                                                                N00024-02-C-0053
                                                         Modification No. P00003
                                                                    Page 7 of 13


       FAR SOURCE                           TITLE AND DATE
       ----------                           --------------
     FAR 52.244-6    Subcontracts for Commercial Items and Commercial Components
                     (APR 2002)
     FAR 52.245-5    Government Property (Cost-Reimbursement, Time-and-
                     Materials, or Labor-Hour Contracts) (JAN 1986) and ALT I
                     (JUL 1985) (As modified by DoD Class Deviation 99-00008
                     dated 13 July 1999) (ALT I is applicable if the contractor is a nonprofit organization whose primary purpose is the
                     conduct of scientific research)
**   FAR 52.247-64   Preference for Privately Owned U.S. Flag Commercial Vessels
                     (JUN 2000)
     FAR 52.249-6    Termination (Cost-Reimbursement) (SEP 1996)
     FAR 52.249-14   Excusable Delays (APR 1984)
     FAR 52.251-1    Government Supply Sources (APR 1984)
     FAR 52.253-1    Computer Generated Forms (JAN 1991)

II DEPARTMENT OF DEFENSE FAR SUPPLEMENTAL (DFARS) (48 CFR CHAPTER 2) CLAUSES:

        DFARS SOURCE                          TITLE AND DATE
        ------------                          --------------
**   DFARS 252.203-7001   Prohibition On Persons Convicted of Fraud or Other
                          Defense-Contract-Related Felonies (MAR 1999)
     DFARS 252.204-7003   Control of Government Work Product (APR 1992)
     DFARS 252.204-7004   Required Central Contractor Registration (NOV 2001)
**   DFARS 252.209-7000   Acquisition from Subcontractors subject to On-Site
                          Inspection under the Intermediate Range Nuclear Forces
                          (INF) Treaty (NOV 1995)
**   DFARS 252.209-7004   Subcontracting with Firms That Are Owned or Controlled
                          by the Government of a Terrorist Country (MAR 1998)
+    DFARS 252.215-7000   Pricing Adjustments (DEC 1991)
++   DFARS 252.219-7003   Small, Small Disadvantaged and Women-owned Small
                          Business Subcontracting Plan (DoD Contracts)
                          (APR 1996)
**   DFARS 252.225-7012   Preference for Certain Domestic Commodities
                          (APRIL 2002)
     DFARS-252.225-7031   Secondary Arab Boycott of Israel (JUN 1992)
XX   DFARS 252.227-7013   Rights in Technical Data - Noncommercial Items
                          (NOV 1995), and Alternate I (JUN 1995)
XX   DFARS 252.227-7014   Rights In Noncommercial Computer Software and
                          Noncommercial Computer Software Documentation
                          (JUN 1995)
     DFARS 252.227-7016   Rights in Bid or Proposal Information (JUN 1995)
     DFARS 252.227-7019   Validation of Asserted Restrictions --

                                                                N00024-02-C-0053
                                                         Modification No. P00003
                                                                    Page 8 of 13


        DFARS SOURCE                          TITLE AND DATE
        ------------                          --------------
                          Computer Software (JUN 1995)
     DFARS 252.227-7025   Limitations on the Use or Disclosure of
                          Government-Furnished Information Marked with
                          Restrictive Legends (JUN 1995)
     DFARS 252.227-7028   Technical Data or Computer Software Previously
                          Delivered to the Government (JUN 1995)
     DFARS 252.227-7030   Technical Data - Withholding of Payment (MAR 2000)
     DFARS 252.227-7036   Declaration of Technical Data Conformity (JAN 1997)
     DFARS 252.227-7037   Validation of Restrictive Markings on Technical Data
                          (SEP 1999)
     DFARS 252.231-7000   Supplemental Cost Principles (DEC 1991)

         FAR SOURCE                           TITLE AND DATE
         ----------                           --------------
     DFARS 252.242-7000   Post-Award Conference (DEC 1991)
**   DFARS 252.243-7002   Requests for Equitable Adjustment (MAR 1998)
     DFARS 252.245-7001   Reports of Government Property (MAY 1994)
 X   DFARS 252.246-7000   Material Inspection and Receiving Report (DEC 1991)
     DFARS 252.251-7000   Ordering from Government Supply Sources (OCT 2002)
**   DFARS 252.247-7023   Transportation of Supplies by Sea (MAY 2000)
**   DFARS 252.247-7024   Notification Of Transportation Of Supplies By Sea (MAR
                          2000) (Applicable when the Contractor has made a
                          negative response to the inquiry in the representation
                          at DFARS 252.247-7022.)

(B) ADDITIONAL FAR AMD DFARS CLAUSES

This contract incorporates one or more clauses by reference as indicated by the mark of (X), with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the foil text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

         FAR SOURCE                           TITLE AND DATE
         ----------                           --------------
     FAR 52.204-2         Security Requirements (AUG 1996) (Applicable if
                          contract will generate or require access to classified
                          information and DD Form 254, Contract Security
                          Classification Specification, is issued to the
                          contractor)
X    FAR 52.209-6         Protecting the Government's Interest when
                          Subcontracting with Contractors Debarred, Suspended,
                          or Proposed for Debarment (JUL 1995) (Applicable to
                          contracts exceeding $25,000 in value.)
X    FAR 52.215-17        Waiver of Facilities Capital Cost of Money (OCT

                                                                N00024-02-C-0053
                                                         Modification No. P00003
                                                                    Page 9 of 13


         FAR SOURCE                           TITLE AND DATE
         ----------                           --------------
                          1997) (Applicable if the Contractor did not propose
                          facilities capital cost of money in the offer)
     FAR 52.215-20        Requirements for Cost or Pricing Data or Information
                          Other Than Cost or Pricing Data (OCT 1997) (Applicable
                          if cost or pricing data or information other than cost
                          or pricing data are required)
X    FAR 52.215-21        Requirements for Cost or Pricing Data or Information
                          Other Than Cost or Pricing Data - Modifications (OCT
                          1997) (Applicable if cost or pricing data or
                          information other than cost or pricing data will be
                          required for modifications)
     FAR 52.217-9         Option to Extend the Term of the Contract (MAR 2000)
                          (In paragraph (a), insert "," and in paragraph (c),
                          insert"") (Applicable if contract contains line
                          item(s) for option(s))
     FAR 52.219-3         Notice of Total HUBZone Set-Aside (JAN 1999)
     FAR 52.219-5         Very Small Business Set-Aside (MAR 1999) (For actions
                          between $2,500 and $50,000)
     FAR 52.219-6         Notice of Total Small Business Set-Aside (JUL 1996),
                          and Alternate I (OCT 1995) (Applicable to total small
                          business set-asides, including SBIR)
     FAR 52.219-7         Notice of Partial Small Business Set-Aside (JUL 1996)
                          and Alternate I (OCT 1995)
     FAR 52.219-10        Incentive Subcontracting Program (OCT 2001)
                          (Applicable at the PCO's discretion to contract
                          actions exceeding $500,000 and when subcontracting
                          possibilities exist. The clause is small business
                          exempt) (In paragraph (b), insert the appropriate
                          number between 0 and 10 - "0")
     FAR 52.219-25        Small Disadvantaged Business Participation Program -
                          Disadvantaged Status and Reporting (OCT 1999)
                          (Applicable if contract includes FAR 52.219-24)
     FAR 52.219-26        Small Disadvantaged Business Participation Program -
                          Incentive Subcontracting Program (OCT 2000)
                          (Applicable at the PCO's discretion to contract
                          actions exceeding $500,000 and when subcontracting
                          possibilities exist. The clause is small business
                          exempt) (In paragraph (b), insert the appropriate
                          number between 0 and 10 - "0")
     FAR 52.222-20        Walsh Healy Public Contracts Act (DEC 1996)
                          (Applicable if the contract includes deliverable
                          materials, supplies, articles or equipment in an
                          amount that exceeds or may exceed $10,000)

                                                                N00024-02-C-0053
                                                         Modification No. P00003
                                                                   Page 10 of 13


         FAR SOURCE                           TITLE AND DATE
         ----------                           --------------
     FAR 52.223-5         Pollution Prevention and Right-to-Know Information
                          (APR 1998) (Applicable if contract provides for
                          performance, in whole or in part, on a Federal
                          facility)
X    FAR 52.223-6         Drug-Free Workplace (MAY 2001) (Applies when contract
                          action exceeds $100,000 or at any value when the
                          contract is awarded to an individual)
X    FAR 52.227-20        Rights in Data - SBIR Program (Mar 1994)
     FAR 52.230-2         Cost Accounting Standards (APR 1998) (Applicable when
                          contract amount is over $500,000, if contractor is
                          subject to full CAS coverage, as set forth in 48 CFR
                          Chapter 99, Subpart 9903.201-2(a) (FAR Appendix B)
     FAR 52.230-3         Disclosure and Consistency of Cost Accounting
                          Practices (APR 1998) (Applicable when contract amount
                          is over $500,000 but less than $25 million, and the
                          offerer certifies it is eligible for and elects to use
                          modified CAS coverage as set forth in 48 CFR Chapter
                          99, Subpart 9903.201-2 (FAR Appendix B)
     FAR 52.230-6         Administration of Cost Accounting Standards (NOV 1999)
                          (Applicable if contract is subject to either clause at
                          FAR 52.230-2, FAR 52.230-3 or FAR 52.230-5)
X    FAR 52.232-20        Limitation of Cost (APR 1984) (Applicable only when
                          contract action is fully funded)
X    FAR 52.232-22        Limitation of Funds (APR 1984) (Applicable only when
                          contract action is incrementally funded)
     FAR 52.239-1         Privacy or Security Safeguards (AUG 1996) (Applicable
                          to contracts for information technology which require
                          security of information technology, and/or are for the
                          design, development, or operation of a system of
                          records using commercial information technology
                          services or support services.)
     FAR 52.245-18        Special Test Equipment (FEB 1993) Applicable when it
                          is anticipated that the contractor will acquire or
                          fabricate special test equipment but the exact
                          identification of the equipment is not known)
     DFARS 252.203-7002   Display of DoD Hotline Poster (DEC 1991) (Applicable
                          only when contract action exceeds $5 million or when
                          any modification increases contract amount to more
                          than $5 million)
     DFARS 252.204-7000   Disclosure of Information (DEC 1991) (Applies when
                          Contractor will have access to or generate

                                                                N00024-02-C-0053
                                                         Modification No. P00003
                                                                   Page 11 of 13


         FAR SOURCE                           TITLE AND DATE
         ----------                           --------------
                          unclassified information that may be sensitive and
                          inappropriate for release to the public)

     DFARS 252.204-7005   Oral Attestation of Security Responsibilities (NOV
                          2001) (Applicable if FAR 52.204-2, Security
                          Requirements Applies)

 X   DFARS 252.205-7000   Provision of Information to Cooperative Agreement
                          Holders (DEC 1991) (Applicable only when contract
                          action exceeds $500,000 or when any modification
                          increases total contract amount to more than $500,000)

 X   DFARS 252.215-7002   Cost Estimating System requirements (Oct 1998)
                          (Applicable only to contract actions awarded on the
                          basis of certified cost or pricing data)

     DFARS 252.223-7004   Drug-Free Work Force (SEP 1988) (Applicable (a) if
                          contract involves access to classified information: or
                          (b) when the Contracting Officer determines that the
                          clause is necessary for reasons of national security
                          or for the purpose of protecting the health or safety
                          of performance of the contract.

     DFARS 252.223-7006   Prohibition on Storage and Disposal of Toxic and
                          Hazardous Materials (APR 1993) (Applicable if work
                          requires, may require, or permits contractor
                          performance on a DoD installation)

     DFARS 252.225-7001   Buy American Act and Balance of Payments Program (MAR
                          1998) (Applicable if the contract includes deliverable
                          supplies) (This clause does not apply if an exception
                          to the Buy American Act or Balance of Payments Program
                          is known or if using the clause at 252.225-7007,
                          252.225-7021, or 252.225-7036.)

     DFARS 252.225-7002   Qualifying Country Sources as Subcontractors (DEC
                          1991) (Applicable when clause at DFARS
                          252.225-7001, 252.227-7007, 252.227-7021, or
                          252.227-7036 applies)

     DFARS 252.225-7007   Buy American Act -- Trade Agreements - Balance of
                          Payments Program (OCT 2002) (Use instead of FAR
                          52.225-5, Trade Agreements (Include in contracts
                          valued at $186,000 or more, if the Trade Agreements
                          Act applies (see 25.401 and 25.403) and the agency has
                          determined that the restrictions of the Buy American
                          Act or Balance of Payments Program are not applicable
                          to U.S.-made end products, unless the acquisition is
                          to be awarded and performed outside the United States
                          in support of a contingency operation or a
                          humanitarian or peacekeeping operation and does not
                          exceed the increase simplified acquisition

                                                                N00024-02-C-0053
                                                         Modification No. P00003
                                                                   Page 12 of 13


         FAR SOURCE                           TITLE AND DATE
         ----------                           --------------
                          threshold of $200,000.) The clause need not be used
                          where purchase from foreign sources is restricted (see
                          225.401 (b)(ii)). The clause may be used where the
                          contracting officer anticipates a waiver of the
                          restriction.)

     DFARS 252.225-7008   Supplies to be Accorded Duty-Free Entry (MAR 1998)
                          (Applicable when the contract provides for duty-free
                          entry and includes FAR 52.225-8 - Duty-Free Entry)

     DFARS 252.225-7009   Duty-Free Entry - Qualifying Country Supplies (End
                          Products and Components) (AUG 2000) (Applicable if
                          contract includes deliverable supplies)

     DFARS 252.225-7010   Duty-Free Entry - Additional Provisions (AUG 2000)
                          (Applicable when FAR 52.225-8 - Duty-Free Entry is
                          included in the contract.)

     DFARS 252.225-7016   Restriction On Acquisition Of Ball And Roller Bearings
                          (DEC 2000) (Applicable if contract includes
                          deliverable supplies, unless Contracting Officer knows
                          that items being acquired do not contain ball or
                          roller bearings)

 X   DFARS 252.225-7026   Reporting of Contract Performance Outside the United
                          States (JUN 2000) (Applicable only when contract value
                          exceeds $500,000 or when any modification increases
                          contract value to more than $500,000)

     DFARS 252.226-7001   Utilization of Indian Organizations and Indian-Owned
                          Economic Enterprises (SEP 2001) [(Applicable if FAR
                          Part 12 is not used, and for supplies and services
                          (but not R&D) expected to exceed SAP thresholds) (This
                          Final Rule replaces FAR 52.226-1 (JUN 2000) via DFARS
                          Chg Ntc 200205311

 X   DFARS 252.227-7018   Rights in Noncommercial Technical Data and Computer
                          Software - Small Business Innovation Research (SBER)
                          Program (JUN 1995) (Applicable when technical data or
                          computer software will be generated during performance
                          of contracts under the SBIR Program)

 X   DFARS 252.242-7004   Material Management and Accounting System (DEC 2000)
                          (Applicable to contract actions exceeding $100,000)
                          (Not applicable to contracts set aside for exclusive
                          participation by small business and small
                          disadvantaged business concerns)

C.   COST-PLUS-FIXED-FEE-RESEARCH AND DEVELOPMENT CLAUSES

                                                                N00024-02-C-0053
                                                         Modification No. P00003
                                                                   Page 13 of 13


The following FAR and DFARS clauses apply to Cost-Plus-Fixed-Fee Research and Development Contracts and are either required by regulation or are required when the circumstances of the contract warrant that they apply: (** - applies to contract actions exceeding $100,000)

         FAR SOURCE                           TITLE AND DATE
         ----------                           --------------
     FAR 52.225-16        Sanctioned European Union Country Services (FEB 2000)

**   FAR 52.227-1         Authorization and Consent (JUL 1995) and Alternate I
                          (APR 1984)

     FAR 52.243-2         Changes - Cost Reimbursement (AUG 1987) and Alternate
                          V (APR 1984)

     FAR 52.246-9         Inspection of Research and Development (Short Form)
                          (APR 1984)

     FAR 52.246-23        Limitation of Liability (FEB 1997)

     DFARS 252.235-7002   Animal Welfare (DEC 1991)

     DFARS 252.235-7011   Final Scientific or Technical Report (SEP 1999)

The following FAR and DFARS clauses for Cost-Plus-Fixed-Fee Research and Development Contracts only apply when specifically marked with a check (x):

         FAR SOURCE                           TITLE AND DATE
         ----------                           --------------
     FAR 52.227-10        Filing of Patent Applications - Classified Subject
                          Matter (APR 1984) (Applicable if contract is subject
                          to FAR clause 52.204-02 and either 52.227-11 or
                          52.227-12)

 X   FAR 52.227-11        Patent Rights - Retention by the Contractor (Short
                          Form) (JUN 1997) (Applicable if contractor is a small
                          business or non profit organization)

                          OR

         FAR SOURCE                           TITLE AND DATE
         ----------                           --------------
     FAR 52.227-12        Patent Rights - Retention by the Contractor (Long
                          Form) (JAN 1997) (Applicable if contractor is a large
                          business)

 X   DFARS 252.227-7034   Patents - Subcontracts (APR 1984) (Applicable when FAR
                          52.227-11 applies)

 X   DFARS 252.227-7039   Patents - Reporting of Subject Inventions (APR 1990)
                          (Applied when FAR 52.227-11 applies)

8.   Under SECTION J-LIST OF ATTACHMENTS, add the following:

     (a)  ATTACHMENT NUMBER (2), entitled, "Financial Accounting Data Sheet."

     (b) ATTACHMENT NUMBER (3), entitled, "STATEMENT OF WORK - THE DIRECTED BLAST WARHEAD."

                                                                N00024-02-C-0053
                                                         Modification No. P00003
                                                                   Page 14 of 13


9. Under SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFEROR, modify as follows:

     The Contractor's Representations and Certifications, dated 09 July 2003, are hereby incorporated into this contract by reference.

10. All other terms and conditions remain unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)   2. SPIIN (CRITICAL)   3. MOD (CRITICAL)   4. PR NUMBER                           PAGE 1 OF 1
   N0001402C0053                                         P00003              03PR07099-00
------------------------------------------------------------------------------------------------------------------------------------
         6. LINE OF ACCOUNTING
         ----------------------------------------------------------------------------------------
                                                                                    K.
                                                                                       COST CODE
         A.         B.            C.         D.               H.                    --------------- 7.             NAVY INTERNAL
         ACRN       APPROPRIATION SUBHEAD    OBJ E.   F.  G.  AAA        I.  J.      PROJ      PDLI AMOUNT            USE ONLY
CLIN/SLN (Critical) (CRITICAL)    (CRITICAL) CLA PARM RFM SA  (CRITICAL) IT  PAA     UNIT MCC & SUF (CRITICAL)      REF DOC/ACRN
-------- ---------- ------------- ---------- --- ---- --- --- ---------- --- ------ ----- --- ----- ------------- ---------------
             AD        1731319       W3DK    255  RA  333  0    068342   2D  000000 09019 000  4KTO $1,598,937.00 PR#03PRO7099-01
                                                                                                                  FRC: 34KT

                                                                                                  -------------
                                                                                       PAGE TOTAL $1,598,937.00

                                                                                      GRAND TOTAL $1,598,937.00
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY:                                COMPTROLLER APPROVAL:
                                                          FOR FISCAL DATA AND SIGNATURE
------------------------------

                                                          BY                                  for COMPTROLLER, ONR CONTRACT REVIEWED
                                                             --------------------------------
DATE:                                                  DATE:
      -----------------                                      ------------------
------------------------------------------------------------------------------------------------------------------------------------


ONR AWARD FORM (2/00) - version 1.1

                                  ATTACHMENT 2

                                STATEMENT OF WORK

TASK GROUP 1.0: DESIGN PHASE

1.1 Preparation of Design Requirements - OPT will prepare a document that states the requirements of the WEC system hardware and controls in order to guide design work. The design requirements document prepared in earlier work may be used as a template or baseline if deemed adequate or helpful in this purpose. OPT will solicit input from the project team in the preparation of the design requirements.

1.2 Preparation of Test Requirements - OPT will prepare a test requirements document that will identify what is to be tested, how it is to be tested, how the data is to be managed, and analyzed and the sampling rate. OPT will solicit input from the project team in the preparation of the test requirements.

1.3 Review of 1st Buoy Program- OPT and the project team will review the results of the work performed under the PHEPS and OP Technology Programs. Program reviews, status reports, engineering reports, engineering drawings, and simulation studies will be examined in an effort to transfer knowledge gained towards new work.

1.4 Mechanical Design and Creation of Fabrication Drawings - This task includes the design of [**]. The [**] and be positioned in close proximity [**]. This task also includes the mechanical design time necessary to make slight modifications to the WEC as deemed appropriate by the project team. Reviews with fabricators and suppliers will be held to insure manufacturability and cost effective design. This task will include the conversion of the design to detailed fabrication drawings.

1.5 Electrical System Design - OPT will engage in engineering work to plan for the [**]. OPT will determine any modifications necessary for [**] system. This will focus primarily on any changes required to the [**]. OPT will review the existing system design and any relevant performance information arising from the test of the [**]. This engineering work will also form the basis for procedures necessary to do the connection and power-up steps during the test phase. For the [**], OPT will prepare calculations and specifications for the power cables.

1.6 System Control and Data Acquisition System Modifications - OPT will develop a modified system control algorithm that encompasses the [**] with its data collection and power integration features necessary for system operation and test.

1.7 Circuit Design and Hardware Specifications - Based on the electrical and control system designs, OPT will specify the [**] wiring circuits to connect power and data from [**] to the respective [**] connections to enable an integration of the [**]. Connectors and wiring specifications will be produced for these connections.

1.8 Electrical System FMEA and Review - A Failure Modes and Effects Analysis of the power and control system will be conducted. A design review of the electrical and control systems will be conducted by the project team.

Task Group 2.0: Ocean Test Preparation

N00014-02-C0053

                                  ATTACHMENT 3

2.1 Installation and Test Plans - Detailed plans for the installation and testing phases of the project based on plans previously developed on the existing OP Technology contract will be drafted by OPT and its contractors and circulated to the project team for feedback, leading up to a review of such plans. Installation plans will include assimilation of ocean condition persistence data for scheduling, methods and equipment suitability. The plans will be in sufficient detail to denote responsibilities, communications, methods, equipment, contingencies, and timing. The project team will participate in an installation and test plans review; necessary contractors will be involved. The purpose of the review is to insure that the ocean test and installation plans have been established to meet the objectives of the project and are within the cost budget and schedule, within appropriate risk limits, are complete to insure success, contain contingency plans, and conform to applicable safety and environmental considerations and appropriate industry practices.

2.2 System Procurement & Fabrication - This task includes activities involved in procurement, fabrication, supplier and QA management. For major expense items, where possible, requests for quote will be distributed to multiple suppliers in order to procure at the lowest possible cost. Long lead-time items will be identified and follow a staggered assembly and deployment plan to allow the final installation and ocean test schedules to be met.

2.3 [**], Power Take-Off and Control System In House Test - The power take-off and control systems components will be assembled [**] and pre-tested for system performance at OPT.

2.4 Final Assembly and Test at Staging Area - All power conversion equipment will be shipped to the prime fabricator for final assembly into the WEC system. Final system testing at that stage will be conducted to insure mechanical system tolerances and key moving components are to specification. Integration of the control system with cables and connectors to the WEC will be performed.

2.5 Site Preparations - Diver inspection of the sub-sea site for the anchor will be conducted during the routine inspection on the existing OP Technology contract.

2.6 Pre-deployment Review - Prior to deployment, an on-site review by members of the project team will be held that covers the objectives, methods, equipment, safety, and contingency procedures intended with respect to the installation and test plans. This will include review of any approvals by local authorities.

N00014-02-C0053

                                  ATTACHMENT 3


                                        2